As filed with the U.S. Securities and Exchange Commission on April 29, 2024
Registration
No.
333
-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-2
REGISTRATION STATEMENT

Registration Statement under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Carlyle Secured Lending, Inc.
(Exact name of Registrant as specified in its charter)

One Vanderbilt Avenue, Suite 3400
New York,
NY
10017
(Address of Principal Executive Offices)
(212)
813-4900
(Registrant’s Telephone Number, including Area Code)
Justin Plouffe
Carlyle Secured Lending, Inc.
One Vanderbilt Avenue, Suite 3400
New York,
NY
10017
(Name and Address of Agent for Service)

Copies of information to:
William G. Farrar, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
(212)
558-4000
(212)
558-3588

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 ( “Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☒
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:___.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS
Carlyle Secured Lending, Inc.
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

We operate as a specialty finance company that is a
closed-end,
externally managed,
non-diversified
management investment company, and have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. For U.S. federal income tax purposes, we have elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Our investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through assembling a portfolio of secured debt investments in U.S. middle market companies. Our core investment strategy focuses on lending to U.S. middle market companies, which we define as companies with approximately $25 million to $100 million of earnings before interest, taxes, depreciation and amortization, supported by financial sponsors. This core strategy is opportunistically supplemented with differentiated and complementary lending and investing strategies, which take advantage of the broad capabilities of Carlyle’s Global Credit platform while offering risk-diversifying portfolio benefits. We seek to achieve our investment objective primarily through direct origination of secured debt instruments, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with a minority of our assets invested in higher yielding investments (which may include unsecured debt, subordinated debt and investments in equities). The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. As of December 31, 2023, our investment portfolio consisted of 173 investments in 128 portfolio companies with an aggregate fair value of $1,842 million.
We are externally managed by our investment adviser, Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), a wholly-owned subsidiary of The Carlyle Group Inc. and an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle Global Credit Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Company to operate. Both the Investment Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C. (“CIM”), a wholly owned subsidiary of The Carlyle Group Inc. The Carlyle Group Inc. is a global alternative asset manager with $426 billion of assets under management as of December 31, 2023.
We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
In the event we offer our common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities and approval of our Board of Directors or (3) under such circumstances as the United States Securities and Exchange Commission, or the SEC, may permit.

The securities may be offered directly to one or more purchasers, including existing stockholders pursuant to subscriptions rights, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.
Our common stock is traded on The NASDAQ Global Select Market (“Nasdaq”) under the symbol “CGBD” and our 8.20% notes due 2028 trade on Nasdaq under the ticker symbol “CGBDL.” On April 25, 2024 the last reported sales price of our common stock on The Nasdaq Global Select Market was $16.85 per share. The NAV per share of our common stock at December 31, 2023 (the last date prior to the date of this prospectus on which we determined NAV per share) was $16.99.
Shares of
closed-end
investment companies, including BDCs, that are listed on an exchange frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV per share, it may increase the risk of loss for purchasers in any offerings pursuant to this prospectus and any accompanying prospectus supplements.
This prospectus and any accompanying prospectus supplements and any related free writing prospectus, including the documents incorporated by reference herein or therein, contain important information you should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplements and any related free writing prospectus, including the documents incorporated by reference herein or therein, before you invest and keep each for future reference. Information required to be included in a Statement of Additional Information may be found in this prospectus and an accompanying prospectus supplement, as applicable. We also file annual, quarterly and current reports, proxy statements and other information about us with the SEC. You may obtain this information or make stockholder inquiries by written or oral request and free of charge by contacting us by mail at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017, on our website at http://carlylesecuredlending.com/, or by calling us at
(212) 813-4900.
Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities that are described in the “Risk Factors” section beginning on page 14 of this prospectus and in the documents incorporated by reference herein, as well as in the applicable prospectus supplement and in any related free writing prospectus that we have authorized for use in connection with a specific offering, and under similar headings in other documents that are incorporated by reference into this prospectus.
We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is April 29, 2024.

You should rely only on the information contained or incorporated by reference in this prospectus, any accompanying prospectus supplements or any free writing prospectus prepared by us or on our behalf or to which we have referred you. We have not authorized any other person to provide you with different information or to make any representations not contained in this prospectus, any accompanying prospectus supplements or any free writing prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus, any prospectus supplement or any free writing prospectus is accurate after their respective dates. Our business, financial condition, results of operations and prospects may have changed since that date.

TRADEMARKS
This prospectus contains trademarks and service marks owned by Carlyle (as defined below). This prospectus may also contain trademarks and service marks owned by third parties.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission, using the “shelf” registration process. Under the shelf registration process, which includes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering.
The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplements, including any information incorporated herein by reference, together with any exhibits and the additional information described under the headings “Additional Information” and “Risk Factors” and in the documents we have referred you to in “Information Incorporated by Reference” before you make an investment decision.

SUMMARY
This summary highlights some of the information contained elsewhere in this prospectus. This summary is not complete and may not contain all of the information that you should consider before investing in the securities offered by this prospectus and the accompanying prospectus supplement. You should review the more detailed information contained in this prospectus and the accompanying prospectus supplement, especially the information set forth under the heading “Risk Factors” and our consolidated financial statements and related notes thereto included elsewhere in this prospectus, the accompanying prospectus supplement and the documents incorporated by reference herein.
Unless indicated otherwise in this prospectus or the context suggests otherwise:

•	“we,” “us,” “our,” “Company” and “CSL” refer to Carlyle Secured Lending, Inc. (formerly known as TCG BDC, Inc.), a Maryland corporation and its consolidated subsidiaries;

•	“SPV” refers to TCG BDC SPV LLC, a wholly owned and consolidated subsidiary;

•	“2015-1 Issuer” refers to Carlyle Direct Lending CLO 2015-1R LLC, a wholly owned and consolidated subsidiary;

•
“Carlyle” refers to The Carlyle Group Inc. (formerly known as The Carlyle Group L.P.) (NASDAQ: CG) and its affiliates and its consolidated subsidiaries (other than portfolio companies of its affiliated funds);

•	“Administrator” refers to Carlyle Global Credit Administration L.L.C., our administrator, a wholly owned and consolidated subsidiary of Carlyle;

•
“Investment Adviser” refers to Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and a wholly owned and consolidated subsidiary of Carlyle, which serves as our investment adviser; and

•
“Credit Fund” refers to Middle Market Credit Fund, LLC, an unconsolidated limited liability company, in which we own a 50% economic interest and co-manage
with Credit Partners USA LLC, and its wholly owned and consolidated subsidiaries;

•
“Credit Fund II” refers to Middle Market Credit Fund II, LLC, an unconsolidated limited liability company, in which we own an 84.13% economic interest and co-manage
with Cliffwater Corporate Lending Fund, and its wholly owned and consolidated subsidiary;

•
“Credit Facility” refers to the Senior Secured Revolving Credit Agreement, dated as of March 21, 2014 (as amended, modified or supplemented from time to time) among the Company, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent; and

•	“2028 Notes” refers to the Company’s $85 million in aggregate principal amount of 8.200% senior unsecured notes due December 1, 2028.
We have elected to be regulated as a business development company, or a “BDC,” under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (together, with the rules and regulations promulgated thereunder, the “Code”).

Carlyle Secured Lending, Inc.
We are a
closed-end,
externally managed,
non-diversified
management investment company. Our investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through assembling a portfolio of secured debt investments in U.S. middle market companies. Our core investment strategy focuses on lending to U.S. middle market companies, which we define as companies with approximately $25 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), supported by financial sponsors. This core strategy is opportunistically supplemented with differentiated and complementary lending and investing strategies, which take advantage of the broad capabilities of Carlyle’s Global Credit platform while offering risk-diversifying portfolio benefits. We seek to achieve our investment objective primarily through direct origination of Middle Market Senior Loans, with a minority of our assets invested in higher yielding investments (which may include unsecured debt, subordinated debt and investments in equities). The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms.
We invest primarily in loans to middle market companies whose debt has been rated below investment grade, or would likely be rated below investment grade if it was rated. These securities, which are often referred to as “junk,” have predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors—Risks Related to Our Investments—Our investments are risky and speculative” in Part I, Item 1A of our Annual Report on Form
10-K
for the year ended December 31, 2023 filed with the SEC on February 26, 2024 (the “2023 Annual Report”).
Our investment approach is focused on capital preservation based on long-term fundamental credit performance. Our Investment Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over Carlyle’s
36-year
history investing in private markets across multiple cycles, designed to achieve enhanced risk-adjusted returns. In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including our Investment Adviser and its affiliates.
On April 12, 2022, we changed our name from TCG BDC, Inc. to Carlyle Secured Lending, Inc. In connection therewith, we have adopted a policy to invest, under normal circumstances, at least 80% of our total assets (net assets plus borrowings for investment purposes) in secured debt investments or instruments that provide investment exposure to secured debt investments, including through investment vehicles that typically invest at least 80% of their total assets in secured debt investments. This policy may be changed with 60 days’ prior notice to our shareholders. None of our investment policies are fundamental, and thus may be changed without shareholder approval.
Formation Transactions and Corporate Structure
We were formed in February 2012, commenced investment operations in May 2013 and began trading on the Nasdaq Global Select Market, under the symbol “CGBD,” upon completion of our initial public offering in June 2017. On May 2, 2013, we elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act” or “Investment Company Act”). In addition, we have elected to be treated, and intend to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).
Our principal executive offices are located at One Vanderbilt Avenue, Suite 3400, New York, New York 10017.

Our Investment Adviser
We are externally managed by our Investment Adviser, Carlyle Global Credit Investment Management L.L.C., a wholly-owned subsidiary of The Carlyle Group Inc. and an investment adviser registered under the Advisers Act.
As of December 31, 2023, our Investment Adviser’s investment team included more than 200 experienced investment professionals across the origination, capital markets, underwriting and portfolio management teams. Our Investment Adviser’s Investment Committee has delegated approval of certain amendments, follow-on
investments with existing borrowers, investments below certain size thresholds (existing or new platforms), and other matters as determined by the Investment Committee to the Screening Committee of our Investment Adviser. In addition, our Investment Adviser and its investment team are supported by a team of finance, operations and administrative professionals currently employed by Carlyle Employee Co., a wholly owned subsidiary of Carlyle. In conducting our investment activities, we believe that we benefit from the significant scale, relationships and resources of Carlyle, including our Investment Adviser and its affiliates.
The principal executive offices of our Investment Adviser are located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017, with additional offices in Chicago, Boston and Los Angeles.
Our Administrator
Our Administrator, Carlyle Global Credit Administration L.L.C., provides the administrative services necessary for the Company to operate. Pursuant to the administration agreement between us and the Administrator (the “Administration Agreement”), the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement. In addition, our Administrator has entered into a subadministration agreement with The Carlyle Group Employee Co., L.L.C. (the “Carlyle
Sub-Administration
Agreement”), which provides our Administrator with access to personnel. Our Administrator has also entered into a sub-administration
agreement with State Street Bank and Trust Company (“State Street” and such agreement, the “State Street
Sub-Administration
Agreement”), pursuant to which State Street provides for certain administrative and professional services. State Street also serves as our custodian.
Carlyle
Our Investment Adviser and Administrator are affiliates of Carlyle. Carlyle is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $426 billion of assets under management as of December 31, 2023, Carlyle’s teams invest across a range of strategies that leverage its deep industry expertise, local insights, and global resources to deliver attractive returns throughout an investment cycle. Carlyle employs more than 2,200 employees, including more than 720 investment professionals in 28 offices across four continents, and serves more than 3,000 active carry fund investors from 87 countries.
Summary of Risk Factors
Potential investors should be aware that an investment in our securities involves risk. We cannot assure you that our objectives will be achieved or guarantee a return on invested capital. In addition, there will be occasions when the Investment Adviser and its affiliates may encounter potential conflicts of interest. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 14 in this prospectus and in our 2023 Annual Report, as well as the other documents that are incorporated by reference herein or in any prospectus supplement, for a description of these and other risks relating to our business and investments in our securities.
Risks Related to Our Business and Structure

•
We are currently operating in a period of capital markets disruption and economic uncertainty, and capital markets may experience periods of disruption and instability in the future. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which have had and may continue to have a negative impact on our business and operations.

•	Inflation has adversely affected and may continue to adversely affect the business, results of operations and financial condition of our portfolio companies.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	We are dependent upon our Investment Adviser for our future success, and there are significant potential conflicts of interest that could impact our investment returns.

•	Our financial condition, results of operations and ability to achieve our investment objective depend on our ability to source investments, access financing and manage future growth effectively.

•	We may need to raise additional capital to grow because we must distribute most of our income.

•
Any failure on our part to maintain our status as a BDC or RIC would reduce our operating flexibility, may hinder our achievement of our investment objective, may limit our investment choices and may subject us to greater regulation.

•
Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	The NAV per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.

•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Our indebtedness could adversely affect our business, financial conditions or results of operations.

•
Changes in interest rates have increased, and may in the future increase, our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

•	We may experience fluctuations in our quarterly results.

•	We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes under Subchapter M of the Code.

•	If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, certain U.S. stockholders will be treated as having received a dividend from us.

•	Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

•	Provisions of the Maryland General Corporation Law (“MGCL”) and of our Charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice and without stockholder approval.

•	We are highly dependent on information systems, and systems failures could significantly disrupt our business.

•	Cybersecurity risks and cyber incidents may adversely affect our business, results of operations or those of our portfolio companies.

•
Changes in laws or regulations governing our business or the businesses of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, and any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business and the businesses of our portfolio companies.

•	We are subject to certain risks as a result of our direct interest in the 2015-1 Issuer Preferred Interests.
Risks Related to Our Investments

•	Our investments are risky and speculative, generally illiquid and typically do not have a readily available market price.

•	We operate in a highly competitive market for investment opportunities, and compete with investment vehicles sponsored or advised by our affiliates.

•
Our portfolio companies may be highly leveraged and may incur debt that ranks equally with, or senior to, some of our investments in such companies, and our investment portfolio may be concentrated in a limited number of portfolio companies and industries.

•
Declines in the prices of corporate debt securities and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

•	To the extent we make investments in restructurings and reorganizations they may be subject to greater regulatory and legal risks than other traditional direct investments in portfolio companies.

•
The financial projections of our portfolio companies could prove inaccurate, and the due diligence investigation that our Investment Adviser carries out with respect to an investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity.

•
Our portfolio companies prepay loans from time to time, which may have the effect of reducing our investment income if the returned capital cannot be invested in transactions with equal or greater yields.

•
We invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.

•	Our ability to enter into transactions with Carlyle and our other affiliates is restricted.

•	Our failure to make follow-on investments in our portfolio companies could impair the value of our investments.

•	Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies.

•	There are certain risks associated with holding debt obligations that have original issue discount or payment-in-kind interest.

Risks Related to an Investment in Our Securities

•	Investing in our securities involves a high degree of risk and the market price of our securities may fluctuate significantly.

•	Our shares of common stock have traded at a discount to NAV and may do so again.

•	We issued the Preferred Stock (as defined below) in May 2020 and we may in the future determine to issue additional preferred stock, which could adversely affect the market value of our common stock.

•	Holders of the Preferred Stock have the right to elect members of the board of directors and class voting rights on certain matters.

•
Purchases of our common stock under our stock repurchase program, including a Company
10b5-1
Plan, may have resulted in the price of our common stock being higher than the price that otherwise might have existed in the open market.

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

•	Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

•
If current economic and market conditions continue to contribute to capital market disruption and instability, there is a risk that our stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions to our stockholders may be a return of capital for U.S. federal income tax purposes.

•
Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.
Non-U.S.
stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.

•	We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

•	We cannot assure that an active trading market for the 2028 Notes will develop or be maintained.

•	We may choose to redeem the 2028 Notes when prevailing interest rates are relatively low.
Corporate Information
Our principal executive offices are located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 and our telephone number is (212)
813-4900.
We maintain a website located at http://carlylesecuredlending.com/. Information on our website is not incorporated into or a part of this prospectus.

OFFERINGS
We may offer, from time to time, in one or more offerings or series, of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the NAV per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our NAV per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below NAV may be dilutive to the NAV of our common stock. See “Risk Factors—Risks Related to Offerings Pursuant to this Prospectus.”
We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.
Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things: (i) investing in portfolio companies in accordance with our investment objective and (ii) repaying or repurchasing outstanding indebtedness, which may include indebtedness under the Company’s senior secured revolving credit facility (as amended, the “Credit Facility”), and, if specified in the prospectus supplement, we may use such net proceeds for acquisitions. See “Use of Proceeds.”

The Nasdaq Global Select Market symbol	Shares of our common stock trade on Nasdaq under the trading symbol “CGBD” and our 8.20% notes due 2028 trade on Nasdaq under the ticker symbol “CGBDL.”

Distributions
To the extent we have taxable income, we intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. A return of capital is a return to our stockholders of a portion of their original investment in the Company and would reduce a stockholder’s adjusted tax basis in its shares of our common stock and correspondingly increase such stockholder’s gain, or reduce such stockholder’s loss, on disposition of such shares. Distributions in excess of a stockholder’s adjusted tax basis in its shares of our common stock will constitute capital gains to such stockholder. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. For more information, see “Price Range of Common Stock and Distributions.”

Tax status	We are a BDC under the Investment Company Act. We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2013, and intend to continue to elect to be so treated annually. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income
and asset diversification requirements and timely distribute to our stockholders at least 90% of our “investment company taxable income” as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, for each taxable year. See “Price Range of Common Stock and Distributions” and “U.S. Federal Income Tax Considerations.”

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. See “Price Range of Common Stock and Distributions.”

Dividend Reinvestment Plan
We have an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, other than those stockholders who have “opted out” of the plan. As a result of adopting the plan, if our Board authorizes, and we declare, a cash dividend or distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash. Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street, our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. We intend to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the NAV per share on the relevant valuation date. If the market value per share is less than the NAV per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise.

Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. See “Dividend Reinvestment Plan.”

We generally intend to pay distributions in cash to stockholders who have “opted out” of our dividend reinvestment plan. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, the levels of our cash balances.

Investment Advisory Fees	We pay our Investment Adviser a fee for its services under an investment advisory agreement (the “Investment Advisory Agreement”) consisting of two components—a base management fee and an incentive fee. For more information regarding our Investment Adviser, the terms of our Investment Advisory Agreement and the fees we pay our Investment Adviser, see Part I, Item 1 in our 2023 Annual Report.

Administration Agreement	We reimburse our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under the Administration Agreement. In addition, our Administrator has entered into the Carlyle
Sub-Administration
Agreement to have access to personnel. Our Administrator has also entered into the State Street
Sub-Administration
Agreement for certain administrative and professional services.

Leverage	From time to time, we may borrow funds to make additional investments. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we are permitted to borrow amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 150% immediately after each time we incur indebtedness. The amount of leverage that we employ will depend on our Investment Adviser’s and our Board’s assessment of market conditions and other factors at the time of any proposed borrowing. The costs associated with our borrowings, including any increase in the fees payable to our Investment Adviser, are borne by our stockholders.

Trading at a discount	Shares of
closed-end
investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, the requisite stockholders approve such a sale. The risk that our shares may trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share. See “Risk Factors-Risks Related to Offerings Pursuant to this
Prospectus-Our
shares of common stock have traded at a discount from NAV and may do so again, which could limit our ability to raise additional equity capital.”

Investment Adviser	We are externally managed by our Investment Adviser, Carlyle Global Credit Investment Management L.L.C., an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and a wholly owned subsidiary of Carlyle, a global alternative asset manager with approximately $426 billion of AUM as of December 31, 2023.

Administrator	Carlyle Global Credit Administration L.L.C., a wholly owned subsidiary of Carlyle, serves as our administrator.

Custodian, transfer agent and dividend disbursing agent	State Street serves as our custodian. State Street also serves as our transfer and distribution payment agent and registrar. See “Custodian, Transfer and Distribution Paying Agent and Registrar.”

Risk factors	See “Risk Factors” and the other information included or incorporated by reference in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Additional information	We have filed with the SEC a registration statement on Form
N-2,
of which this prospectus is a part, under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus. We are also required to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov.

We maintain a website (http://carlylesecuredlending.com/) and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus. You may also obtain such information by contacting us in writing at: One Vanderbilt Avenue, Suite 3400, New York, NY 10017, or by telephone (collect) at (212)
813-4900.

Information incorporated by reference	The rules of the SEC allow us to incorporate by reference information into this prospectus. The information incorporated by reference is considered to be a part of this prospectus, and information that we later file with the SEC will automatically update and supersede this information. See “Information Incorporated by Reference” for more information.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The expenses shown in the table under “estimated annual expenses” are based on estimated amounts for our current fiscal year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” the “Company” or says that “we” will pay fees or expenses, stockholders will indirectly bear these fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses	—	(4)

Estimated annual expenses (as a percentage of net assets attributable to common stock): (5)
Base management fee payable under the Investment Advisory Agreement	3.30	% (6)
Incentive fee payable under the Investment Advisory Agreement (17.5% of pre-incentive fee net investment income and capital gains)	2.62	% (7)
Interest payments on borrowed funds	8.31	% (8)
Other expenses	1.02	% (9)(11)
Acquired fund fees and expenses	3.83	% (10)
Total annual expenses	19.09	% (11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses”. For additional information, see “Dividend Reinvestment Plan.”
(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(5)	The net assets attributable to common stock used to calculate the percentages in this table reflect our net assets of $862,812 million as of December 31, 2023.
(6)
The base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.50% of the average value of the Company’s gross assets at the end of the two most recently completed fiscal quarters; provided, however, the base management fee is calculated at an annual rate of 1.00% of the Company’s gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average value of the Company’s net asset value at the end of the two most recently completed calendar quarters. “Gross assets” is determined on a consolidated basis in accordance with U.S. GAAP, includes assets acquired through the incurrence of debt, and excludes cash and any temporary investments in cash equivalents. The base management fee is payable quarterly in arrears, will be appropriately adjusted for any share issuances or repurchases during such the applicable fiscal quarters, and will be appropriately pro-rated
for any partial month or quarter. For purposes of the table above, the percentage reflected is calculated based on our average net assets (rather than our average gross assets) for the same period. The base management fee is payable quarterly in arrears. See “Related Party Transactions—Investment Advisory Agreement” in Part II, Item 7 of our 2023 Annual Report and in Note 4 to our consolidated financial statements in our 2023 Annual Report, which are incorporated herein by reference.
(7)
We may have capital gains and net investment income that could result in the payment of an incentive fee to the Investment Adviser in the twelve months after the date of this prospectus. The incentive fee payable in the example below is estimated based on our actual results for the year ended December 31, 2023, and assumes that the incentive fee is 17.5% for all relevant periods. However, the incentive fee payable to the Investment Adviser is based on our performance and will not be paid unless we achieve certain goals.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive
fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) in an amount equal to 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Related Party Transactions—Investment Advisory Agreement” in Part II, Item 7 of our 2023 Annual Report and in Note 4 to our consolidated financial statements in our 2023 Annual Report, which are incorporated herein by reference.
(8)
Interest payments on borrowed funds is estimated based on our interest expense for the year ended December 31, 2023 under (i) our secured borrowings under the Credit Facility, which were $260.4 million as of December 31, 2023, (ii) the $449.2 million in aggregate principal amount of notes offered by the
2015-1
Issuer (the
“2015-1R
Notes”), (iii) the $115 million in aggregate principal amount of 4.750% senior unsecured notes due December 31, 2024 (the “2019 Notes”), (iv) the $75 million in aggregate principal amount of 4.500% senior unsecured notes due December 31, 2024 (the “2020 Notes”), and (v) the “2028 Notes, excluding fees (such as fees on undrawn amounts and amortization of upfront fees). This estimated item is based on the assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our stockholders indirectly bear the costs of borrowings under any debt instruments we may enter into.

(9)
Includes our estimated overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Investment Adviser. See “Related Party Transactions—Administration Agreement” and
“—Sub-Administration
Agreements” in Part II, Item 7 of our 2023 Annual Report and in Note 4 to our consolidated financial statements in our 2023 Annual Report, which are incorporated herein by reference. The expenses in this table are based on our estimated amounts for the current fiscal year.

(10)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under Section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Investment Company Act. This amount includes the estimated annual fees and expenses of Credit Fund and Credit Fund II, which were our only acquired fund as of December 31, 2023.

(11)	Estimated.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The incentive fee payable in the example below assumes that the incentive fee is 17.5% for all relevant periods. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains) (1)	$126	$351	$542	$907
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$135	$372	$570	$935

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the incentive fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the second example assumes that the 5% annual return will be generated entirely through net realized capital gains and, as a result, will trigger the payment of the capital gains portion of the incentive fee under the Investment Advisory Agreement. The income portion of the incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through net realized capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
This example above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS
An investment in the Company involves a high degree of risk. You should carefully consider the risks set out below and described in Part I, Item 1A, “Risk Factors,” in our 2023 Annual Report, which is incorporated herein by reference, together with the other information set forth in this prospectus and in the other documents that we include or incorporate by reference into this prospectus before making a decision about investing in our securities. Please refer to the section of our 2023 Annual Report entitled “Risk Factors — Risks Related to an Investment in Our Securities” which is incorporated by reference herein, for a discussion of the risks of investing in the Company.

The risks set out below and discussed in our 2023 Annual Report are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. The following considerations, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, should be carefully evaluated before making an investment in the Company. If any of the following events occur, our business, financial condition and operating result could be materially and adversely affected. In such case, our NAV and the trading price of our common stock and the trading price, if any, of any other securities that we may issue could decline, and you may lose all or part of your investment.

FORWARD-LOOKING STATEMENTS
This prospectus, including the documents that we incorporated by reference, contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under “Summary— Carlyle Secured Lending, Inc.” There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus and “Risk Factors,” “Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our 2023 Annual Report, and those discussed in other documents we file with the SEC and the documents incorporated by reference herein, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our securities, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Under Sections 27A(b)(2) of the Securities Act and Section 21E(b)(2) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in a beneficial ownership report we file under the Exchange Act.
In addition to factors identified elsewhere in this prospectus and the documents incorporated by reference herein, the following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our, or our portfolio companies’, future business, operations, operating results or prospects, including our and their ability to achieve our respective objectives;

•	the return or impact of current and future investments;

•	the general economy and its impact on the industries in which we invest;

•	the impact of any protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the impact of supply chain constraints on our portfolio companies and the global economy;

•	the current inflationary environment, and its impact on our portfolio companies and on the industries in which we invest;

•	the impact on our business of changes in laws, policies or regulations (including the interpretation thereof) affecting our operations or the operations of our portfolio companies;

•	our ability to recover unrealized losses;

•	market conditions and our ability to access alternative debt markets and additional debt and equity capital;

•	our contractual arrangements and relationships with third parties;

•	uncertainty surrounding the financial stability of the United States, Europe and China, including a possible shutdown of the U.S. federal government;

•
uncertainty surrounding Russia’s military invasion of Ukraine and the impact of geopolitical tensions in other regions such as the Middle East, and developing tensions between China and the United States;

•	competition with other entities and our affiliates for investment opportunities;

•	the speculative and illiquid nature of our investments;

•	the use of borrowed money to finance a portion of our investments;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing, form and amount of any dividend distributions;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability to consummate acquisitions;

•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

•
currency fluctuations and the adverse effect such fluctuations could have on the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	the ability of The Carlyle Group Employee Co., L.L.C. to attract and retain highly talented professionals that can provide services to our investment adviser and administrator;

•	our ability to maintain our status as a business development company;

•	our intent to satisfy the requirements of a regulated investment company under Subchapter M of the Code; and

•
the risks, uncertainties and other factors we identify in “Risk Factors” in this prospectus and in Part I, Item 1A of our 2023 Annual Report, and those discussed in other documents we file with the SEC.

Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors,” elsewhere in this prospectus and in Part I, Item 1A of our 2023 Annual Report and in the other documents we file with the SEC.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things: (i) investing in portfolio companies in accordance with our investment objective and (ii) repaying or repurchasing outstanding indebtedness, which may include indebtedness under the Credit Facility, and, if specified in the prospectus supplement, we may use such net proceeds for acquisitions.
The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective. We cannot assure you that we will achieve our targeted investment pace.
Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high quality short-term investments. These securities may earn lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower dividends, if any, during such period.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on The Nasdaq Global Select Market under the symbol “CGBD.” Our common stock has historically traded at prices both above and below our NAV per share. It is not possible to predict whether our common stock will trade at, above or below NAV. See “Risk Factors—Risks Related to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from NAV and may do so again, which could limit our ability to raise additional equity capital.”
The following table sets forth, for our two most recent fiscal years and our most recently completed fiscal quarter, the NAV per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to NAV and the dividends or distributions declared by us. On April
25
, 2023, the last reported closing sales price of our common stock on The Nasdaq Global Select Market was $
16.85
 per share, which represented a discount of approximately
0.82
% to the NAV per share reported by us as of December 31, 2023.

				High Sales Price Premium (Discount) to NAV (2)	Low Sales Price Premium (Discount) to NAV (2)	Cash Dividend Per Share (3)
		Price Range
	NAV (1)	High	Low
Year ended December 31, 2022
First Quarter	$17.11	$14.82	$13.69	(13.38)%	(19.99)%	$0.40
Second Quarter	$16.81	$14.84	$12.21	(11.72)%	(27.36)%	$0.40
Third Quarter	$17.16	$14.60	$11.44	(14.92)%	(33.33)%	$0.40
Fourth Quarter	$16.99	$14.75	$11.59	(13.18)%	(31.78)%	$0.44
Year ended December 31, 2023
First Quarter	$17.09	$15.67	$13.41	(8.31)%	(21.53)%	$0.44
Second Quarter	$16.73	$14.88	$13.13	(11.06)%	(21.52)%	$0.44
Third Quarter	$16.86	$15.83	$14.44	(6.11)%	(14.35)%	$0.44
Fourth Quarter	$16.99	$15.57	$13.40	(7.65)%	(20.52)%	$0.44
Year ended December 31, 2024
First Quarter	*	$17.08	$14.80	*	*	$0.48

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less NAV, divided by NAV (in each case, as of the applicable quarter).
(3)	Represents the dividend or distribution declared in the relevant quarter.
*	NAV has not yet been calculated for this period.
To the extent that we have taxable income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will generally be paid from taxable earnings, including interest and capital gains generated by our investment portfolio, and any other income, including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees, that we receive from portfolio companies. However, if we do not generate sufficient taxable earnings during a year, all or part of a distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year. See “U.S. Federal Income Tax Considerations” for further information regarding the tax treatment of our distributions and the tax consequences of our retention of net capital gains.

The following table summarizes the Company’s dividends declared during the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Per Share Amount
2022
February 18, 2022	March 31, 2022	April 15, 2022	$0.32
February 18, 2022	March 31, 2022	April 15, 2022	0.08	(1)
May 2, 2022	June 30, 2022	July 15, 2022	0.32
May 2, 2022	June 30, 2022	July 15, 2022	0.08	(1)
August 8, 2022	September 30, 2022	October 14, 2022	0.34	(2)
August 8, 2022	September 30, 2022	October 14, 2022	0.06	(1)
October 31, 2022	December 30, 2022	January 16, 2023	0.36	(3)
October 31, 2022	December 30, 2022	January 16, 2023	0.08	(1)

Total			$1.64

2023
February 21, 2023	March 31, 2023	April 14, 2023	$0.37	(4)
February 21, 2023	March 31, 2023	April 14, 2023	0.07	(1)
May 4, 2023	June 30, 2023	July 18, 2023	0.37
May 4, 2023	June 30, 2023	July 18, 2023	0.07	(1)
August 3, 2023	September 29, 2023	October 17, 2023	0.37
August 3, 2023	September 29, 2023	October 17, 2023	0.07	(1)
November 2, 2023	December 29, 2023	January 18, 2024	0.37
November 2, 2023	December 29, 2023	January 18, 2024	0.07	(1)

Total			$1.76

2024
February 20, 2024	March 29, 2024	April 17, 2024	$0.40	(5)
February 20, 2024	March 29, 2024	April 17, 2024	$0.08	(1)

(1)	Represents a special/supplemental dividend.
(2)	The Company updated its dividend policy such that the regular dividend is $0.34 per share of common stock, effective with the third quarter 2022 dividend.
(3)	The Company updated its dividend policy such that the regular dividend is $0.36 per share of common stock, effective with the fourth quarter 2022 dividend.
(4)	The Company updated its dividend policy such that the regular dividend is $0.37 per share of common stock, effective with the first quarter 2023 dividend.
(5)	The Company updated its dividend policy such that the regular dividend is $0.38 per share of common stock, effective with the first quarter 2024 dividend.
We have elected to be treated, and intend to continue to qualify annually, as a RIC. To maintain our qualification as a RIC, we must, among other things, fulfill the Annual Distribution Requirement, the 90% Gross Income Test and the Diversification Tests (each defined term, defined and more fully explained below in “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”). In order to avoid certain excise taxes imposed on RICs, we intend to distribute during each calendar year an amount in accordance with the Excise Tax Distribution Requirements, as defined and discussed further below in “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”
In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to stockholders. As a BDC, we are generally required to meet a minimum “asset coverage” ratio after each issuance of senior securities. “Asset coverage” generally refers to a company’s total assets, less all liabilities and indebtedness not represented by “senior securities,” as defined in the Investment Company Act, divided by total senior securities representing indebtedness and, if applicable, preferred stock. “Senior securities” for this purpose includes borrowings from banks or other lenders, debt securities and preferred stock. On April 9, 2018 and June 6, 2018, our Board, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act), and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the Investment Company Act. As a result, the minimum asset coverage ratio applicable to us was reduced from 200% to 150%, effective as of June 7, 2018, the first day after our 2018 annual meeting of stockholders. As of December 31, 2023, our asset coverage calculated in accordance with the Investment Company Act was 183.4%. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings. See “Risk Factors—Risks Related to Offerings Pursuant to this Prospectus—If the current period of capital market disruption and instability continues for an extended period of time, there is a risk that our stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.”
Unless you elect to receive your distributions in cash, we intend to make distributions in additional shares of our common stock under our dividend reinvestment plan. We generally intend to pay distributions in cash to stockholders who have “opted out” of our dividend reinvestment plan. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, the levels of our cash balances. See “Dividend Reinvestment Plan.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our 2023 Annual Report is incorporated herein by reference.

SENIOR SECURITIES
The information in “Senior Securities” in Note 11 to our consolidated financial statements in our 2023 Annual Report is incorporated herein by reference. This information about our senior securities should be read in conjunction with our audited consolidated financial statements and related notes thereto and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our 2023 Annual Report, as well as any amendments reflected in subsequent filings with the SEC.

BUSINESS
The information in “Business” in Part I, Item 1, “Properties” in Part I, Item 2 and “Legal Proceedings” in Part I, Item 3 of our 2023 Annual Report is incorporated herein by reference.

PORTFOLIO COMPANIES
The table set forth below contains certain information as of December 31, 2023 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities. As a result, for purposes of the Investment Company Act, we are an affiliate of, and are presumed to control, Credit Fund and Credit Fund II. For purposes of the Investment Company Act, as of December 31, 2023, we were also an affiliate of, but are not presumed to control, Direct Travel, Inc. We have exited our investment in Direct Travel, Inc. As of March 31, 2024, we are an affiliate of, but are not presumed to control Derm Growth Partners.
Each of our investments in Credit Fund and Credit Fund II represents greater than 5% of our total assets as of December 31, 2023. For additional information on Credit Fund, see “Middle Market Credit Fund, LLC” in Part II, Item 7 of our 2023 Annual Report and in Note 5 to our consolidated financial statements in our 2023 Annual Report, which are incorporated herein by reference. For additional information on Credit Fund II, see “Middle Markets Credit Fund II, LLC” in Part II, Item 7 of our 2023 Annual Report and in Note 6 to our consolidated financial statements in our 2023 Annual Report, which are incorporated herein by reference.

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
11852604 Canada Inc. (Canada)(3) 800 De Maisonneuve East Boulevard 12th floor Montreal Canada Quebec, H2L 4L8	Healthcare & Pharmaceuticals	Second Lien Debt	SOFR + 9.50% (100% PIK)	9/30/2028	$8,780	$8,665	$8,670
ADPD Holdings, LLC 5217 Raeford Road Suite 103, Fayetville, NC 28304	Consumer Services	First Lien Debt	SOFR + 6.00%	8/15/2028	$10,119	$9,898	$8,837
Advanced Web Technologies Holding Company 600 Hoover Street North East Suite 500, Minneapolis, MN 55413	Containers, Packaging & Glass	First Lien Debt	SOFR + 6.25%	12/17/2026	$9,090	$8,979	$9,129
Advanced Web Technologies Holding Company 600 Hoover Street North East Suite 500, Minneapolis, MN 55413	Containers, Packaging & Glass	First Lien Debt	SOFR + 6.75%	12/17/2026	$641	$625	$652
Advanced Web Technologies Holding Company 600 Hoover Street North East Suite 500, Minneapolis, MN 55413	Containers, Packaging & Glass	First Lien Debt	SOFR + 6.50%	12/17/2026	$1,593	$1,573	$1,609
AI Convoy S.A.R.L (United Kingdom)(3) Tringham House 580 Deansleigh Road Bournemouth United Kingdom BH7 7DT	Aerospace & Defense	Second Lien Debt	SOFR + 8.25%	1/17/2028	$24,814	$24,476	$24,938
AI Grace AUS Bidco Pty LTD (Australia)(3) 120 Dunning Avenue, Rosebery NSW 2018, Australia	Consumer Goods: Non-Durable	First Lien Debt	SOFR + 6.50%	12/5/2029	$2,286	$2,218	$2,217

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Aimbridge Acquisition Co., Inc. 5301 Headquarters Drive, Plano, TX 75024	Leisure Products & Services	Second Lien Debt	SOFR + 7.50%	2/1/2027	$9,241	$9,162	$8,680
Allied Benefit Systems Intermediate LLC 200 West Adams Street Suite 500, Chicago, IL 60606	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.25%	10/31/2030	$—	$(23)	$(24)
Alpine Acquisition Corp II 3650 Mansell Road Suite 100, Alpharetta, GA 30022	Transportation: Cargo	First Lien Debt	SOFR + 6.00%	11/30/2026	$9,614	$9,430	$9,128
American Physician Partners, LLC 5121 Maryland Way, Brentwood, TN 37027	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 10.25% (100% PIK)	6/30/2023	$3,472	$3,082	$—
American Physician Partners, LLC 5121 Maryland Way, Brentwood, TN 37027	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 10.25% (100% PIK)	8/5/2022	$35,148	$30,117	$—
ANLG Holdings, LLC 8 Centennial Drive, Peabody, MA 1960	Capital Equipment	Equity Investments			$592	$592	$1,027	0.22%
AP Plastics Acquisition Holdings, LLC 9280 Jefferson Street, Streetsboro, OH 44241	Chemicals, Plastics & Rubber	Second Lien Debt	SOFR + 7.50%	8/10/2029	$33,680	$32,957	$33,204
Apex Companies Holdings, LLC 15850 Crabbs Branch Way, Ste 200, Rockville, MD 20855	Environmental Industries	First Lien Debt	SOFR + 6.25%	1/31/2028	$10,015	$9,727	$10,040
Applied Technical Services, LLC 1049 Triad Court, Marietta, GA 30062	Business Services	First Lien Debt	SOFR + 6.00%	12/29/2026	$480	$470	$484
Applied Technical Services, LLC 1049 Triad Court, Marietta, GA 30062	Business Services	First Lien Debt	SOFR + 5.75%	12/29/2026	$542	$536	$542
Appriss Health, LLC 9901 Linn Station Road Suite 500, Louisville, KY 40223	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 6.75%	5/6/2027	$36,554	$36,062	$36,359
Appriss Health, LLC 9901 Linn Station Road Suite 500, Louisville, KY 40223	Healthcare & Pharmaceuticals	Equity Investments			$6	$5,599	$5,438	0.57%
AQA Acquisition Holdings, Inc. 450 Artisan Way, Somerville, MA 2145	High Tech Industries	Second Lien Debt	SOFR + 7.50%	3/3/2029	$35,000	$34,358	$35,000
Ascend Buyer, LLC 1111 Busch Parkway, Buffalo Grove, IL 60089	Containers, Packaging & Glass	First Lien Debt	SOFR + 6.40%	9/30/2028	$3,814	$3,748	$3,697

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Associations, Inc. 5401 North Central Expressway Suite 300, Dallas, TX 75205	Construction & Building	First Lien Debt	SOFR + 4.00%, 2.50% PIK	7/2/2027	$13,440	$13,357	$13,386
Atlas AU Bidco Pty Ltd (Australia)(3) Level 4, Tower One International Towers 100 Barangaroo Avenue Barangaroo Australia NSW 2000	High Tech Industries	First Lien Debt	SOFR + 7.25%	12/12/2029	$2,890	$2,805	$2,922
Atlas Ontario LP (Canada)(3) 200 West Adams Street Suite 500, Chicago, IL 60606	Business Services	Equity Investments			$5,114	$5,114	$5,114	0.01%
Atlas US Finco, Inc.(3) Level 4, Tower One International Towers 100 Barangaroo Avenue Barangaroo Australia NSW 2000	High Tech Industries	First Lien Debt	SOFR + 6.75%	12/10/2029	$1,338	$1,311	$1,311
Aurora Lux FinCo S.Á.R.L. (Luxembourg)(3) Avinguda Diagonal 567 3rd floor Barcelona Spain	Software	First Lien Debt	SOFR + 3.00%, 4.00% PIK	12/24/2026	$32,309	$31,911	$31,010
Avalara, Inc. 255 South King Street Suite 1800, Seattle, WA 98104	Diversified Financial Services	First Lien Debt	SOFR + 7.25%	10/19/2028	$22,500	$21,977	$22,872
Barnes & Noble, Inc. Post Office Box 111, Lyndhurst, NJ 7071	Retail	First Lien Debt	SOFR + 8.81%	12/20/2026	$26,402	$25,807	$26,253
Bayside HoldCo, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	Equity Investments			$6	$—	$—	8.55%
Bayside OPCP, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 7.25% (100% PIK)	5/31/2026	$4,785	$4,785	$4,785
Bayside OPCP, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 7.25% (100% PIK)	5/31/2026	$13,527	$13,527	$13,527
Bayside OPCP, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 7.00% (100% PIK)	5/31/2026	$—	$—	$—
Bayside OPCP, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	Second Lien Debt	SOFR + 10.00% (100% PIK)	5/31/2026	$4,861	$3,653	$3,071
Blackbird Holdco, Inc. 1900 Jetway Boulevard, Columbus, OH 43219	Capital Equipment	Equity Investments			$13	$12,314	$12,074	9.19%

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
BlueCat Networks, Inc. (Canada)(3) 4100 Yonge Street 3rd Floor Toronto, Ontario Canada M2P 2B5	High Tech Industries	First Lien Debt	SOFR + 4.00%, 2.00% PIK	8/8/2028	$3,692	$3,632	$3,609
BMS Holdings III Corp. 5718 Airport Freeway, Haltom City, TX 76117	Construction & Building	First Lien Debt	SOFR + 5.50%	9/30/2026	$4,784	$4,729	$4,675
Bradyifs Holdings, LLC 5496 Lindbergh Lane, Bell, CA 90201	Wholesale	First Lien Debt	SOFR + 6.00%	10/31/2029	$8,595	$8,399	$8,396
Buckeye Parent, LLC 101 Jegs Place, Delaware, OH 43015	Automotive	Equity Investments			$885	$885	$85	0.34%
CD&R Madison Parent Ltd (United Kingdom)(3) 111-113 Quai Jules Guesde Vitry-sur-Seine France 94400	Business Services	First Lien Debt	EURIBOR + 5.75%, 2.00% PIK	2/27/2030	$609	$627	$682
CD&R Madison Parent Ltd (United Kingdom)(3) 111-113 Quai Jules Guesde Vitry-sur-Seine France 94400	Business Services	First Lien Debt	SONIA + 6.25%, 2.00% PIK	2/27/2030	$1,292	$1,508	$1,676
Celerion Buyer, Inc. 621 Rose Street, Lincoln, NE 68502	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 6.50%	11/3/2029	$3,120	$3,036	$3,159
Chartis Holding, LLC 220 West Kinzie Street Third Floor, Chicago, IL 60654	Business Services	First Lien Debt	SOFR + 5.00%	5/1/2025	$797	$793	$795
Chartis Holding, LLC 220 West Kinzie Street Third Floor, Chicago, IL 60654	Business Services	Equity Investments			$433	$421	$637	0.21%
Chemical Computing Group ULC (Canada)(3) 910-1010 Sherbrooke Street West Suite 910 Montreal Canada Quebec, H3A 2R7	Software	First Lien Debt	SOFR + 4.50%	8/30/2024	$385	$385	$383
CIP Revolution Holdings, LLC 300 South Wacker Suite 900, Chicago, IL 60606	Media: Advertising, Printing & Publishing	Equity Investments			$318	$318	$254	0.58%
CircusTrix Holdings, LLC Post Office Box 302, Provo, UT 84603	Leisure Products & Services	First Lien Debt	SOFR + 6.75%	7/14/2028	$12,549	$12,202	$12,585
Comar Holding Company, LLC 220 Laurel Road, Voorhees, NJ 8043	Containers, Packaging & Glass	First Lien Debt	SOFR + 2.00%, 4.75% PIK	6/18/2026	$29,291	$29,233	$25,198

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
CoreWeave Compute Acquisition Co. II, LLC 101 Eisenhower Pkwy, Roseland, New Jersey 07068	High Tech Industries	First Lien Debt	SOFR + 8.75%	7/30/2028	$1,212	$1,179	$1,176
Cority Software Inc. (Canada)(3) 250 Bloor Street East 9th Floor, Box 15 Toronto Canada Ontario, M4W 1E6	Software	First Lien Debt	SOFR + 5.00%	7/2/2026	$10,302	$10,201	$10,257
Cority Software Inc. (Canada)(3) 250 Bloor Street East 9th Floor, Box 15 Toronto Canada Ontario, M4W 1E6	Software	First Lien Debt	SOFR + 7.00%	7/2/2026	$547	$539	$546
Cority Software Inc. (Canada)(3) 250 Bloor Street East 9th Floor, Box 15 Toronto Canada Ontario, M4W 1E6	Software	Equity Investments			$250	$250	$696	0.01%
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA 94402	Software	First Lien Debt	SOFR + 7.50%	2/28/2030	$8,638	$8,410	$8,838
CPI Intermediate Holdings, Inc. 811 Hansen Way, Palo Alto, CA 94304	Telecommunications	First Lien Debt	SOFR + 5.50%	10/6/2029	$3,843	$3,772	$3,803
CST Holding Company 852 Nicholas Run Drive, Great Falls, VA 22066	Consumer Goods: Non-Durable	First Lien Debt	SOFR + 6.50%	11/1/2028	$4,981	$4,844	$5,027
DCA Investment Holding LLC 6240 Lake Osprey Drive, Sarasota, FL 34240	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 6.41%	4/3/2028	$14,301	$14,177	$14,071
Denali Midco 2, LLC 1830 N 95th Ave Suite #106, Phoenix, AZ 85037	Consumer Services	First Lien Debt	SOFR + 6.50%	12/22/2027	$9,023	$8,785	$9,023
Derm Growth Partners III, LLC 95 Chapel Street Suite 210, Canton, MA 2021	Healthcare & Pharmaceuticals	Equity Investments			$1,000	$1,000	$—	0.63%
Dermatology Associates 95 Chapel Street Suite 210, Canton, MA 2021	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 6.25% (100% PIK)	1/15/2024	$30,871	$30,871	$30,835
Dermatology Associates 95 Chapel Street Suite 210, Canton, MA 2021	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 11.31% (100% PIK)	1/15/2024	$49,028	$24,963	$34,990
Diligent Corporation 111 West 33rd Street 16th Floor, New York, NY 10120	Telecommunications	First Lien Debt	SOFR + 6.25%	8/4/2025	$663	$656	$659

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Diligent Corporation 111 West 33rd Street 16th Floor, New York, NY 10120	Telecommunications	Equity Investments			$13	$12,842	$12,761	2.41%
Direct Travel, Inc. 7430 East Caley Avenue Suite 320E, Centennial, CO 80111	Leisure Products & Services	First Lien Debt	SOFR + 6.50%, 2.00%	10/1/2025	$44,408	$43,341	$44,407
Direct Travel, Inc. 7430 East Caley Avenue Suite 320E, Centennial, CO 80111	Leisure Products & Services	First Lien Debt	SOFR + 6.00%	10/1/2025	$3,772	$3,696	$3,772
Direct Travel, Inc. 7430 East Caley Avenue Suite 320E, Centennial, CO 80111	Leisure Products & Services	Equity Investments			$43	$—	$5,203	9.47%
Dwyer Instruments, Inc. Post Office Box 373, Michigan City, IN 46360	Capital Equipment	First Lien Debt	SOFR + 5.75%	7/21/2027	$3,791	$3,731	$3,791
ECP Parent, LLC 750 East Beltline, NE Grand Rapids, Michigan 49525	Healthcare & Pharmaceuticals	Equity Investments			$268	$—	$290	0.66%
Eliassen Group, LLC 55 Walkers Brook Drive 6th Floor, Reading, MA 1867	Business Services	First Lien Debt	SOFR + 5.50%	4/14/2028	$2,206	$2,151	$2,145
Ellkay, LLC 200 Riverfront Boulevard, Elmwood Park, NJ 7407	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 6.00%	9/14/2027	$13,964	$13,754	$11,809
Emergency Communications Network, LLC 780 West Granada Boulevard, Ormond Beach, FL 32174	Telecommunications	First Lien Debt	SOFR + 2.50%, 6.25% PIK	6/1/2024	$28,060	$28,047	$23,896
EPS Nass Parent, Inc. 190 North Westmonte Drive, Altamonte Springs, FL 32714	Utilities: Electric	First Lien Debt	SOFR + 5.75%	4/19/2028	$933	$920	$902
EvolveIP, LLC 630 Allendale Road, King of Prussia, PA 19406	Telecommunications	First Lien Debt	SOFR + 5.50%	6/7/2025	$6,154	$6,153	$5,901
Excel Fitness Holdings, Inc. 1901 West Braker Lane, Austin, TX 78758	Leisure Products & Services	First Lien Debt	SOFR + 5.25%	4/29/2029	$6,157	$6,043	$6,061
Excelitas Technologies Corp. 200 West Street 4th Floor East, Waltham, MA 2451	Capital Equipment	First Lien Debt	SOFR + 5.75%	8/12/2029	$3,287	$3,229	$3,238
Excelitas Technologies Corp. 200 West Street 4th Floor East, Waltham, MA 2451	Capital Equipment	First Lien Debt	EURIBOR + 5.75%	8/12/2029	$1,263	$1,274	$1,376

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
FPG Intermediate Holdco, LLC 4901 Vineland Road Suite 300, Orlando, FL 32811	Consumer Services	First Lien Debt	SOFR + 6.75%	3/5/2027	$359	$298	$321
GB Vino Parent, L.P. 50 Technology Court, Napa, CA 94558	Beverage & Food	Equity Investments			$4	$307	$218	0.45%
Greenhouse Software, Inc. 18 West 18th Street 11th Floor, New York, NY 10011	Software	First Lien Debt	SOFR + 7.00%	9/1/2028	$32,796	$32,162	$32,593
Guidehouse LLP 1676 International Drive Suite 800, McLean, VA 22102	Sovereign & Public Finance	First Lien Debt	SOFR + 3.75%, 2.00% PIK	12/16/2030	$79	$78	$79
Hadrian Acquisition Limited (United Kingdom)(3) Crowthorne House Nine Mile Ride Wokingham United Kingdom RG40 3GZ	Diversified Financial Services	First Lien Debt	SONIA + 5.25%, 3.43% PIK	2/28/2029	$15,187	$19,798	$19,261
Hadrian Acquisition Limited (United Kingdom)(3) Crowthorne House Nine Mile Ride Wokingham United Kingdom RG40 3GZ	Diversified Financial Services	First Lien Debt	SONIA + 5.00%, 2.75% PIK	2/28/2029	$3,928	$4,552	$4,952
Harbour Benefit Holdings, Inc. Two Harbor Place, 302 Knights Run Avenue Suite 1100, Tampa, FL 33602	Business Services	First Lien Debt	SOFR + 5.00%	12/13/2024	$2,951	$2,939	$2,905
Heartland Home Services, Inc. 51327 Quadrate Drive, Macomb, MI 48042	Consumer Services	First Lien Debt	SOFR + 5.75%	12/15/2026	$10,223	$10,158	$9,766
Heartland Home Services, Inc. 51327 Quadrate Drive, Macomb, MI 48042	Consumer Services	First Lien Debt	SOFR + 6.00%	12/15/2026	$7,116	$7,068	$6,818
Hercules Borrower LLC Visiokatu 1 Tampere Finland 33720	Environmental Industries	First Lien Debt	SOFR + 6.25%	12/14/2026	$18,081	$17,770	$18,081
Hoosier Intermediate, LLC 3500 DePauw Boulevard Suite 3070, Indianapolis, IN 46268	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.00%	11/15/2028	$9,809	$9,629	$9,415
HS Spa Holdings Inc. 1210 Northbrook Drive Suite 150, Trevose, PA 19053	Consumer Services	First Lien Debt	SOFR + 5.75%	6/2/2029	$94	$76	$95

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
iCIMS, Inc. Bell Works 101 Crawfords Corner Road Suite 3-100, Holmdel, NJ 7733	Software	First Lien Debt	SOFR + 7.25%	8/18/2028	$26,975	$26,596	$26,953
Infront Luxembourg Finance S.À R.L. (Luxembourg)(3) Grafenauweg 2 Zug Switzerland 6302	Leisure Products & Services	First Lien Debt	EURIBOR + 9.00%	5/28/2027	$8,250	$9,844	$9,085
Integrity Marketing Acquisition, LLC 1445 Ross Avenue 22nd Floor, Dallas, TX 75202	Diversified Financial Services	First Lien Debt	SOFR + 6.02%	8/27/2026	$425	$422	$419
Integrity Marketing Group, LLC 1445 Ross Avenue 22nd Floor, Dallas, TX 75202	Diversified Financial Services	Equity Investments			$18,530	$18,369	$17,824	1.50%
IQN Holding Corp. 12724 Gran Bay Parkway West Suite 200, Jacksonville, FL 32258	Business Services	First Lien Debt	SOFR + 5.25%	5/2/2029	$6,905	$6,843	$6,936
iRobot Corporation 8 Crosby Drive, Bedford, Massachusetts 01730	Consumer Goods: Durable	First Lien Debt	SOFR + 6.50%, 2.50% PIK	7/31/2026	$4,939	$4,939	$5,125
Jeg’s Automotive, LLC 101 Jegs Place, Delaware, OH 43015	Automotive	First Lien Debt	SOFR + 6.00%	12/22/2027	$20,487	$20,192	$17,623
Kaseya, Inc. 701 Brickell Avenue Suite 400, Miami, FL 33131	High Tech Industries	First Lien Debt	SOFR + 3.50%, 2.50% PIK	6/23/2029	$36,346	$35,706	$36,352
Legacy.com, Inc. 820 Davis Street, Suite 210, Evanston, Illnios 60201	High Tech Industries	Equity Investments			$1,500	$1,500	$1,064	2.20%
Lifelong Learner Holdings, LLC 611 North Brand Boulevard 10th Floor, Glendale, CA 91203	Business Services	First Lien Debt	SOFR + 5.75%	10/18/2026	$25,718	$25,487	$23,589
LinQuest Corporation 5140 West Goldleaf Circle Suite 400, Los Angeles, CA 90056	Aerospace & Defense	First Lien Debt	SOFR + 5.75%	7/28/2028	$9,775	$9,635	$9,373
LVF Holdings, Inc. P.O. Box 98 1600 Gressel Drive, Delphos, OH 45833	Beverage & Food	First Lien Debt	SOFR + 5.75%	6/10/2027	$32,833	$32,380	$32,290
Material Holdings, LLC 1900 Avenue of the Stars, Los Angeles, CA 90067	Business Services	First Lien Debt	SOFR + 6.00%	8/19/2027	$8,139	$8,039	$7,816
Maverick Acquisition, Inc. 2600 South Telegraph Road Suite 180, Bloomfield Hills, MI 48302	Aerospace & Defense	First Lien Debt	SOFR + 6.25%	6/1/2027	$35,261	$34,818	$27,632
Medical Manufacturing Technologies, LLC 15105-D John J. Delaney Dr., #20, Charlotte, NC 28227	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.50%	12/23/2027	$30,679	$30,238	$30,679

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
NearU Holdings LLC 5217 Raeford Road Suite 103, Fayetville, NC 28304	Consumer Services	Equity Investments			$25	$2,470	$1,140	4.47%
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	First Lien Debt	SOFR + 6.50%	8/5/2028	$6,761	$6,643	$6,778
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	First Lien Debt	SOFR + 6.50%	8/5/2028	$558	$488	$567
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	Equity Investments			$1	$608	$608	0.29%
NMI AcquisitionCo, Inc. 1450 American Lane Suite 1200, Schaumburg, IL 60173	High Tech Industries	First Lien Debt	SOFR + 5.75%	9/6/2025	$38,120	$38,085	$37,848
North Haven Fairway Buyer, LLC 10401 Colonel Glenn Rd, Little Rock, AR 72204	Consumer Services	First Lien Debt	SOFR + 6.50%	5/17/2028	$16,032	$15,764	$16,203
North Haven Goldfinch Topco, LLC 220 Laurel Road, Voorhees, NJ 8043	Containers, Packaging & Glass	Equity Investments			$2,315	$2,315	$—	1.30%
North Haven Stallone Buyer, LLC 290 Hansen Access Road, King of Prussia, PA 19406	Consumer Services	First Lien Debt	SOFR + 5.50%	5/24/2027	$199	$196	$194
North Haven Stallone Buyer, LLC 290 Hansen Access Road, King of Prussia, PA 19406	Consumer Services	First Lien Debt	SOFR + 6.00%	5/24/2027	$323	$213	$232
Oak Purchaser, Inc. 3520 Green Court Suite 250, Ann Arbor, MI 48105	Business Services	First Lien Debt	SOFR + 5.50%	4/28/2028	$7,309	$7,247	$7,083
Oranje Holdco, Inc. 33 North Garden Avenue Suite 1200, Clearwater, FL 33755	Business Services	First Lien Debt	SOFR + 7.50%	2/1/2029	$8,052	$7,852	$8,123
Outcomes Group Holdings, Inc. 1277 Treat Boulevard Suite 800, Walnut Creek, CA 94597	Business Services	Second Lien Debt	SOFR + 7.50%	10/26/2026	$1,731	$1,729	$1,731
PAI Holdco, Inc. 3 Dakota Drive Suite 110, New Hyde Park, NY 11042	Automotive	Second Lien Debt	SOFR + 5.50%, 2.00% PIK	10/28/2028	$14,377	$14,101	$13,449
Park County Holdings, LLC 2381 Rosecrans Avenue, Suite 350, El Segundo, California 90245	Media: Advertising, Printing & Publishing	First Lien Debt	SOFR + 7.11%	11/29/2029	$30,000	$29,391	$29,385
Pascal Ultimate Holdings, L.P Post Office Box 373, Michigan City, IN 46360	Capital Equipment	Equity Investments			$36	$364	$910	0.27%

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Performance Health Holdings, Inc. 28100 Torch Parkway Suite 700, Warrenville, IL 60555	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.75%	7/12/2027	$6,444	$6,360	$6,419
Pestco Intermediate, LLC 7676 Forsythe Blvd, Suite 2700, St. Louis, MO 63105	Environmental Industries	First Lien Debt	SOFR + 6.50%	2/17/2028	$3,679	$3,542	$3,633
PF Atlantic Holdco 2, LLC 9 Grand Avenue, Toms River, NJ 8735	Leisure Products & Services	First Lien Debt	SOFR + 5.50%	11/12/2027	$11,576	$11,383	$11,231
PF Growth Partners, LLC 212 West Padonia Road, Lutherville Timonium, MD 21093	Leisure Products & Services	First Lien Debt	SOFR + 5.00%	7/11/2025	$7,875	$7,840	$7,824
Picard Parent, Inc. 3307 Hillview Avenue, Palo Alto, CA 94304	High Tech Industries	Equity Investments			$3	$2,897	$3,188	0.33%
Profile Holdings I, LP 6470 East Johns Crossing Suite 430, Johns Creek, GA 30097	Chemicals, Plastics & Rubber	Equity Investments			$5	$523	$492	0.25%
Project Castle, Inc. 131 Griffin Way, Mount Washington, KY 40047	Capital Equipment	First Lien Debt	SOFR + 5.50%	6/1/2029	$7,406	$6,755	$6,536
Prophix Software Inc. (Canada)(3) 350 Burnhamthorpe Road West Suite 1000 Mississauga Canada Ontario, L5B 3J1	Software	First Lien Debt	SOFR + 6.50%	2/1/2026	$13,280	$13,100	$13,280
Prophix Software Inc. (Canada)(3) 350 Burnhamthorpe Road West Suite 1000 Mississauga Canada Ontario, L5B 3J1	Software	First Lien Debt	SOFR + 6.50%	2/1/2026	$—	$—	$—
Pushpay USA Inc. 18300 Redmond Way, Suite 300, Redmond, Washington 98052	Diversified Financial Services	First Lien Debt	SOFR + 6.75%	5/10/2030	$16,009	$15,525	$15,938
PXO Holdings I Corp. 6470 East Johns Crossing Suite 430, Johns Creek, GA 30097	Chemicals, Plastics & Rubber	First Lien Debt	SOFR + 5.50%	3/8/2028	$6,997	$6,862	$6,801
QNNECT, LLC Eight Neshaminy Interplex Suite 221, Trevose, PA 19053	Aerospace & Defense	First Lien Debt	SOFR + 7.00%	11/2/2029	$5,302	$5,127	$5,420
Quantic Electronics, LLC 72 Boyd Avenue, East Providence, RI 2914	Aerospace & Defense	First Lien Debt	SOFR + 6.25%	11/19/2026	$15,711	$15,528	$15,270
Quantic Electronics, LLC 72 Boyd Avenue, East Providence, RI 2914	Aerospace & Defense	First Lien Debt	SOFR + 6.25%	3/1/2027	$9,725	$9,609	$9,452
Quartz Holding Company 290 Congress Street, Boston, MA 210	Software	Second Lien Debt	SOFR + 8.00%	4/2/2027	$7,048	$6,979	$7,048
Radwell Parent, LLC 1 Millennium Drive, Willingboro, NJ 8046	Wholesale	First Lien Debt	SOFR + 6.75%	4/1/2029	$11,169	$10,849	$11,242
Regency Entertainment, Inc. 10201 West Pico Boulevard Building 12, Los Angeles, CA 90035	Media: Advertising, Printing & Publishing	First Lien Debt	SOFR + 8.50%	6/23/2028	$15,000	$14,653	$14,891
RSC Acquisition, Inc. 160 Federal Street 4th Floor, Boston, MA 2110	Diversified Financial Services	First Lien Debt	SOFR + 5.50%	11/1/2029	$10,168	$10,088	$10,099
Sapphire Convention, Inc. Post Office Box 22555 3100 Bonnet Creed Road, Lake Buena Vista, FL 32830	Telecommunications	First Lien Debt	SOFR + 6.00%	11/20/2025	$27,479	$27,302	$27,479
SCP Eye Care HoldCo, LLC 5775 Glenridge Dr, Building B (Suite 500), Atlanta, GA 30328	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.75%	10/7/2029	$158	$152	$156
Sinch AB (Sweden)(3) Lindhagensgatan 112, 112 51 Stockholm, Sweden	High Tech Industries	Equity Investments			$106	$1,168	$395	0.21%

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
Smarsh Inc. 851 Southwest 6th Avenue Suite 800, Portland, OR 97204	Software	First Lien Debt	SOFR + 5.75%	2/18/2029	$7,346	$7,211	$7,254
SPay, Inc. 5360 Legacy Drive Suite 150, Plano, TX 75024	Leisure Products & Services	First Lien Debt	SOFR + 2.88%, 6.38% PIK	6/15/2026	$26,673	$26,605	$23,068
Speedstar Holding, LLC 7350 Young Drive Walton Hills, OH 44146, Walton Hills, OH 44146	Automotive	First Lien Debt	SOFR + 7.25%	1/22/2027	$29,922	$29,512	$29,899
Spotless Brands, LLC 6 E. Eager Street, Baltimore, MA 21202	Consumer Services	First Lien Debt	SOFR + 6.50%	7/25/2028	$13,864	$13,629	$13,874
Spotless Brands, LLC 6 E. Eager Street, Baltimore, MA 21202	Consumer Services	First Lien Debt	SOFR + 6.75%	7/25/2028	$—	$(380)	$143
Stonegate Pub Company Bidco Limited (United Kingdom)(3) 3 Monkspath Hall Road Solihull United Kingdom B90 4SJ	Beverage & Food	Second Lien Debt	SONIA + 8.50%	3/12/2028	$20,000	$24,883	$22,204
Summit Acquisition, Inc. 11452 El Camino Real Suite 250, San Diego, CA 92130	Diversified Financial Services	First Lien Debt	SOFR + 6.75%	5/1/2030	$—	$(56)	$9
Summit K2 Midco, Inc. 11452 El Camino Real Suite 250, San Diego, CA 92130	Diversified Financial Services	Equity Investments			$121	$121	$161	0.01%
Tailwind HMT Holdings Corp. 19241 David Memorial Drive Suite 150, The Woodlands, TX 77385	Energy: Oil & Gas	Equity Investments			$22	$1,558	$1,807	2.57%
Talon MidCo 1 Limited 10 Summer Street, Boston, MA 2110	Software	Equity Investments			$1,018	$1,456	$1,694	0.45%
Tank Holding Corp. 6940 O Street Suite 100, Lincoln, NE 68510	Capital Equipment	First Lien Debt	SOFR + 5.75%	3/31/2028	$14,231	$13,997	$13,873
Tank Holding Corp. 6940 O Street Suite 100, Lincoln, NE 68510	Capital Equipment	Equity Investments			$850	$—	$2,862	0.22%
TCFI Aevex LLC 725 Cool Springs Boulevard Suite 500, Franklin, TN 37067	Aerospace & Defense	First Lien Debt	SOFR + 6.00%	3/18/2026	$10,934	$10,848	$10,854
TIBCO Software Inc. 6802 Paragon Place Suite 200, Richmond, VA 23230	High Tech Industries	First Lien Debt	SOFR + 4.50%	3/31/2029	$14,887	$13,733	$14,513
Titan DI Preferred Holdings, Inc. 2901 Vía Fortuna Suite 200, Austin, TX 78746	Energy: Oil & Gas	Equity Investments			$10,534	$10,414	$10,534	2.50%
Trader Corporation (Canada)(3) 405 The West Mall Suite 110 Etobicoke Canada ON M9C 5J1	Automotive	First Lien Debt	CDOR + 6.75%	12/22/2029	$11,990	$8,604	$9,156
TruGreen Limited Partnership 1790 Kirby Parkway Forum II Suite 300, Memphis, TN 38138	Consumer Services	Second Lien Debt	SOFR + 8.50%	11/2/2028	$13,000	$12,817	$12,082
Tufin Software North America, Inc. 10 Summer Street, Boston, MA 2110	Software	First Lien Debt	SOFR + 7.69%	8/17/2028	$27,802	$27,336	$27,554
Turbo Buyer, Inc. 25541 Commercentre Drive Suite 100, Lake Forest, CA 92630	Automotive	First Lien Debt	SOFR + 6.00%	12/2/2025	$1,697	$1,640	$1,620
Turbo Buyer, Inc. 25541 Commercentre Drive Suite 100, Lake Forest, CA 92630	Automotive	Equity Investments			$1,925	$933	$2,501	0.92%
U.S. Legal Support Investment Holdings, LLC 16825 Northchase Drive Suite 900, Houston, TX 77060	Business Services	Equity Investments			$641	$641	$722	0.49%
U.S. Legal Support, Inc. 16825 Northchase Drive Suite 900, Houston, TX 77060	Business Services	First Lien Debt	SOFR + 5.75%	11/30/2024	$16,370	$16,296	$16,124

Name and Address of Portfolio Company Address	Industry	Type	Interest Rate	Maturity	Par/ Principal Amount	Amortized Cost (1)	Fair Value (2)	% of Class Held
US INFRA SVCS Buyer, LLC 9304 East Verde Grove View, Scottsdale, AZ 85255	Environmental Industries	First Lien Debt	SOFR + 6.50%, 0.75% PIK	4/13/2026	$8,606	$8,533	$7,928
USALCO, LLC 2601 Cannery Avenue, Baltimore, MD 21226	Chemicals, Plastics & Rubber	First Lien Debt	SOFR + 6.00%	10/19/2027	$1,681	$1,653	$1,681
USR Parent Inc. 500 Staples Drive, Framingham, MA 1702	Retail	First Lien Debt	SOFR + 7.60%	4/25/2027	$3,778	$3,751	$3,740
Vensure Employee Services, Inc. 1475 S Price Road, Chandler, Arizona 85286	Business Services	First Lien Debt	SOFR + 5.25%	3/26/2027	$610	$536	$535
W50 Parent LLC 3525 Piedmont Road Northeast, Building 7 Suite 600, Atlanta, GA 30305	Business Services	Equity Investments			$500	$190	$1,237	0.19%
Westfall Technik, Inc. 3883 Howard Hughes Parkway Suite 590, Las Vegas, NV 89169	Chemicals, Plastics & Rubber	First Lien Debt	SOFR + 6.75%, 0.75% PIK	9/13/2024	$27,305	$27,183	$25,166
Wineshipping.com LLC 50 Technology Court, Napa, CA 94558	Beverage & Food	First Lien Debt	SOFR + 5.75%	10/29/2027	$5,897	$5,812	$5,486
World 50, Inc. 3525 Piedmont Road Northeast, Building 7 Suite 600, Atlanta, GA 30305	Business Services	Second Lien Debt	FIXED + 11.50%	1/9/2027	$18,098	$17,877	$18,098
Yellowstone Buyer Acquisition, LLC 121 Landmark Drive, Greensboro, NC 27409	Consumer Goods: Durable	First Lien Debt	SOFR + 5.75%	9/13/2027	$440	$434	$427
YLG Holdings, Inc. 3235 North State Street Post Office Box 849, Bunnell, FL 32110	Consumer Services	First Lien Debt	SOFR + 5.00%	11/1/2025	$1,940	$1,912	$1,940
Zenith American Holding, Inc. Two Harbor Place, 302 Knights Run Avenue Suite 1100, Tampa, FL 33602	Business Services	Equity Investments			$1,565	$760	$1,888	2.06%

Total Investments						$1,633,798	$1,592,502

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/LLC Interest	Cost	Fair Value	% of Class Held
Middle Market Credit Fund II, LLC, Member’s Interest (3) One Vanderbilt Avenue, New York, New York 10017	Investment Funds	Investment Fund	14.22%	12/31/2030	$78,122	$78,096	$67,419	50.00%
	Investment Funds	Investment Fund	11.40%	12/31/2027	$193,000	$193,001	$181,960	50.00%
Middle Market Credit Fund, Mezzanine Loan(3) One Vanderbilt Avenue, New York, New York 10017	Investment Funds	Investment Fund	SOFR + 9.00%	5/21/2025	$—	$—	$—	84.13%

Total Investment Fund						$271,097	$249,379

Total Investments						$1,904,895	$1,841,881

(1)
Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. All amounts shown are in thousands, unless otherwise disclosed.

(2)
Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund.

(3)
The Company has determined the indicated investments are
non-qualifying
assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying
assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

MANAGEMENT
The information in the section entitled “Proposal No. 1 Election of Directors” in our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 26, 2024 (the “2024 Annual Proxy Statement”) is incorporated herein by reference.
Portfolio Managers
The management of our investment portfolio is the responsibility of our Investment Adviser and our Investment Adviser has established an investment committee for our business (the “Investment Committee”). A majority of the members of the Investment Committee must approve each new investment that we make. The biographical information of the members of our Investment Committee is set forth below. Within that framework, Justin Plouffe, our President and Chief Executive Officer, and Thomas Hennigan, Chief Financial Officer, have day-to-day
responsibility for our investment portfolio. As of April 17, 2024, Mr. Plouffe and Mr. Hennigan also manage registered investment companies, other pooled investment vehicles and other accounts, as indicated below.
The following table sets forth the members of the Investment Committee. No member of the Investment Committee is employed by us and no member receives compensation from us in connection with his or her Investment Committee or portfolio management activities.

Name	Position
Mark Jenkins	Managing Director of Carlyle; Head of Carlyle Global Credit; Director of the Company

Alex Popov	Managing Director of Carlyle; Head of Private Credit; and Head of Credit Opportunities; Vice President and Head of Illiquid Credit of the Company

Justin Plouffe	Managing Director of Carlyle; Deputy Chief Investment Officer of Global Credit; President and Chief Executive Officer of the Company

Michael Hadley	Managing Director of Carlyle; Chief Investment Officer of Carlyle Direct Lending and Head of Carlyle Direct Lending Underwriting; Vice President and Head of Underwriting of the Company

Bruce Rosenblum	Managing Director, Chair of Carlyle Conflicts and Allocations Committees

Lauren Basmadjian	Managing Director, Head of U.S. Loans and Structured Credit

Andreas Boye	Managing Director, Co-Head of North American Credit Opportunities

John Pavelski	Managing Director, Co-Head of North American Credit Opportunities

Taj Sidhu	Managing Director, Head of European & Asian Illiquid Credit

Brian Marcus	Managing Director, Deputy Head of Cross Platform Investing

Thomas Hennigan	Managing Director, Chief Operating Officer and Chief Risk Officer of Carlyle Direct Lending; Chief Financial Officer and Chief Risk Officer of the Company
For biographical information of Messrs. Hadley, Hennigan, Jenkins and Popov, see “—Biographical Information— Nominees for Election as Class II Directors” and “—Biographical Information— Information Regarding Officers Who Are Not Directors,” of the 2024 Annual Proxy Statement, respectively. The biographical information of the other members of our Investment Committee is set forth below.
Bruce Rosenblum
is a Managing Director based in Washington, DC. From 2000 through 2008, Mr. Rosenblum was an investment professional in the U.S. Buyout group, focusing on the telecommunications and media sectors. In 2008, he joined Carlyle’s Executive Group, where he has been involved in various aspects of the firm’s operations, including corporate finance, strategic transactions, risk management
and conflicts resolution. From 2011 to 2021 he served as the firm’s Chief Risk Officer. Prior to joining Carlyle in 2000, Mr. Rosenblum was a Partner and Executive Committee member at the law firm of Latham & Watkins, where he practiced for 18 years, specializing in mergers and acquisitions and corporate finance. Before joining Latham, Mr. Rosenblum served as a law clerk to Chief Justice Warren E. Burger on the U.S. Supreme Court. Mr. Rosenblum is a graduate of Yale University and received his JD from Columbia Law School.
Lauren Basmadjian
is a Managing Director,
Co-Head
of Liquid Credit and Head of US Loans & Structured Credit within Carlyle’s Global Credit platform. Ms. Basmadjian also serves as Principal Executive Officer, Interested Trustee and Chair of the Board for Carlyle Credit Income Fund. She is based in New York and sits on the Investment Committees for all of Carlyle’s US Loan and CLO investing activities. Ms. Basmadjian joined the Carlyle Group in 2020 after 19 years at Octagon Credit Investors, where she was a Senior Portfolio Manager and member of the Investment Committee. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. Before joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated Cum Laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.
Andreas Boye
is a Managing Director and
Co-head
of North America for the Carlyle Credit Opportunities Fund (“CCOF”), based in New York. Prior to joining Carlyle, Mr. Boye was a Managing Director at HPS Investment Partners (f/k/a Highbridge Principal Strategies, “HPS”) from 2010 to 2019. During his tenor with HPS, Mr. Boye was involved in a broad range of the firm’s investment strategies and was a member of the investment committee for HPS Mezzanine Fund III as well as HPS’ firm-wide Credit Committee. Before joining HPS in 2010, Mr. Boye worked at Oaktree Capital Management focusing on credit investments across various sectors. Mr. Boye started his career as an Investment Banking Analyst in JPMorgan’s Global Leveraged Finance Group. Mr. Boye holds a BA in Economics from Williams College.
John Pavelski
is a Managing Director and
Co-head
of North America for the Carlyle Credit Opportunities Fund focusing on structured equity and special situations investment opportunities. He is based in New York. Prior to joining Carlyle, Mr. Pavelski was a Managing Partner and Head of Global Private Credit at Brookfield Asset Management, where he led the private credit and special situation investing efforts. He founded the corporate private credit business and also oversaw the Indian Credit and Homebuilder Finance platforms. Prior to Brookfield, Mr. Pavelski worked at American Securities and focused on control and non-control
opportunistic credit investments. Before American Securities, he worked at Silver Point Capital focusing on private credit and distressed opportunities. Mr. Pavelski began his investing career as an Analyst at Goldman Sachs and a Senior Analyst in the Private Equity Group of The Blackstone Group. Mr. Pavelski currently serves on the boards of Guitar Center, SBP Holdings, Fitness International, and AFG Holdings. Mr. Pavelski holds a BA from Amherst College, where he graduated magna cum laude with distinction, and an MBA from the Harvard Business School.
Taj Sidhu
is a Managing Director, Head of European & Asian Illiquid Credit and is based in London. Prior to joining Carlyle, Mr. Sidhu was a Managing Director and Head of European Private Credit for Oz Management
(Och-Ziff)
where he worked for almost 14 years. Mr. Sidhu led Private Credit in Europe, was a member of Oz Management’s Global Commitments Committee, European Institutional Credit Strategies Investment Committee and European Executive Committee. Mr. Sidhu joined Oz Management in 2004 and during his tenure was involved in a broad spectrum of the firm’s investment strategies. Prior to joining Oz Management, Mr. Sidhu was an Investment Banking Associate at Merrill Lynch in the Financial Sponsors and Leveraged Finance Groups. Mr. Sidhu has a B.Sc. in Mathematics from the University of Warwick Mathematics Institute.
Brian Marcus
is a Managing Director and Portfolio Manager in Global Credit. Mr. Marcus also serves as President, Principal Executive Officer and Chief Risk Officer for Carlyle Tactical Private Credit Fund and as an Interested Trustee for Carlyle Credit Income Fund. He is based in New York. Prior to joining Carlyle, Mr. Marcus was with Morgan Stanley, where he focused on principal investments on behalf of the firm.

Previously, Mr. Marcus worked at Lehman Brothers in the Mergers and Acquisitions group, where he concentrated on the media and telecommunications industries. Mr. Marcus received a BS in economics from The Wharton School at the University of Pennsylvania. Mr. Marcus currently maintains Series 7, 55 and 63 licenses.
The table below shows the dollar range of shares of common stock beneficially owned by our portfolio manager as of April 17, 2024.

Name	Aggregate Dollar Range of Equity Securities in Carlyle Secured Lending, Inc.(1)
Mark Jenkins	$100,001-$500,000
Alex Popov	$500,001-$1,000,000
Justin Plouffe	$500,001-$1,000,000
Michael Hadley	$50,001-$100,000
Bruce Rosenblum	$500,001-$1,000,000
Lauren Basmadjian	None
Andreas Boye	None
John Pavelski	None
Taj Sidhu	$100,001-$500,000
Brian Marcus	$100,001-$500,000
Thomas Hennigan	over $1,000,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
As of December 31, 2023, the Investment Committee members were also primarily responsible for the day-to-day
management of the portfolio of certain registered investment companies, other pooled investment vehicles and other accounts, as indicated below. See “Risk Factors—Risks Related to Our Business and Structure—There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns” and “Business—Allocation of Investment Opportunities and Potential Conflicts of Interest” for more information in Part I, Item 1A of our 2023 Annual Report.
The following table identifies, as of December 31, 2023, the registered investment companies, other pooled investment vehicles, and other accounts managed by Aren C. LeeKong, the Company’s former President and Chief Executive Officer. Mr. LeeKong resigned from his positions as President and Chief Executive Officer effective March 1, 2024.

Name		Number of Accounts	Assets of Accounts (in billions) (1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions) (1)
Aren C. LeeKong	Registered Investment Companies	2	$2.28	2	$2.28
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	10	$3.78	—	$—

As of April 17, 2024, Mr. Plouffe and Mr. Hennigan also manage registered investment companies, other pooled investment vehicles and other accounts, as indicated below.

Name		Number of Accounts	Assets of Accounts (in billions) (1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions) (1)
Justin Plouffe	Registered Investment Companies	1	$3.5	1	$3.5
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	2	$2.0	2	$2.0
Thomas Hennigan	Registered Investment Companies	2	$2.28	2	$2.28
	Other Pooled Investment Vehicles	3	$13.3	3	$13.3
	Other Accounts	10	$3.78	—	—
We have adopted a code of ethics pursuant to Rule
17j-1
under the Investment Company Act and our Investment Adviser has adopted a code of ethics pursuant to Rule
17j-1
under the Investment Company Act and Rule
204A-1
under the Advisers Act, respectively (collectively, the “Rule
17j-1
Codes of Ethics”), which establish procedures for personal investments and restricts certain transactions and apply to, among others, our Chief Executive Officer and Chief Financial Officer. The Rule
17j-1
Codes of Ethics generally do not permit investments by personnel subject to them in securities that may be purchased or sold by us. The Rule
17j-1
Codes of Ethics are filed with the SEC (www.sec.gov).
Investment Advisory Agreement
We are party to the Investment Advisory Agreement with our Investment Adviser, a wholly owned subsidiary of Carlyle. See “Related Party Transactions—Investment Advisory Agreement” in Part II, Item 7 of our 2023 Annual Report and in Note 4 to our consolidated financial statements in our 2023 Annual Report, which are incorporated herein by reference.
Examples of Quarterly Incentive Fee Calculation
The figures provided in the following examples are hypothetical, are presented for illustrative purposes only and are not indicative of actual expenses or returns. Please refer to our SEC filings, including the filings incorporated by reference herein, for information on actual expenses and returns.
These examples assume a 17.5% incentive fee and a 1.50% management fee.
Example 1: Income Related Portion of Incentive Fee (*):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%.
Hurdle rate
(1)
 = 1.50%.
Management fee
(2)
 = 0.375%.
Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3)
 = 0.20%.
Pre-incentive
fee net investment income
(investment income - (management fee + other expenses)) = 0.675%.

Pre-incentive
net investment income does not exceed hurdle rate, therefore there is no incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.30%.
Hurdle rate
(1)
 = 1.50%.
Management fee
(2)
 = 0.375%.
Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3)
 = 0.20%.
Pre-incentive
fee net investment income
(investment income - (management fee + other expenses)) = 1.725%.
Incentive fee = 17.5% ×
pre-incentive
fee net investment income, subject to the
“catch-up”
(4)
= 100% x
(1.725%-1.50%)
= 0.225%.
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 4.00%.
Hurdle rate
(1)
 = 1.50%.
Management fee
(5)
 = 0.333%.
Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3)
 = 0.20%.
Pre-incentive
fee net investment income
(investment income - (management fee + other expenses)) = 3.467%.
Incentive fee = 17.5% ×
pre-incentive
fee net investment income, subject to
“catch-up”
(4)
Incentive fee = 100% ×
“catch-up”
+ (17.5% ×
(pre-incentive
fee net investment income-1.82%)).
Catch-up
= 1.82%-1.50%.
= 0.32%
Incentive fee = (100% × 0.32%) + (17.5% × (3.467%-1.82%))
= 0.320% + (17.5% × 1.647%)
= 0.320% + 0.288%
= 0.608%.
Notes:

(*)	The hypothetical amount of pre-incentive fee net investment income shown is expressed as a rate of return on the value of the Company’s total net assets.
(1)	Represents 6.00% annualized hurdle rate.
(2)	Represents 1.50% annualized management fee using leverage up to 1.0x debt to equity.
(3)	Excludes organizational and offering expenses.
(4)
The
“catch-up”
provision, as described in Section 3(b)(i)(A)-(C) above, is intended to provide the Investment Adviser with an incentive fee of approximately 17.5% on all of the Company’s pre-incentive
fee net investment income as if a hurdle rate did not apply when the Company’s net investment income exceeds 1.82% in any calendar quarter. The
“catch-up”
portion of our
pre-incentive
fee net investment income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to approximately 1.82% (that is, 1.5% divided by (1—0.175)) in any calendar quarter.

(5)
Represents a blended 1.33% annualized management fee using leverage of 2.0x debt to equity, which represents 1.50% annualized management fee on assets financed using leverage up to 1.0x debt to equity and 1.00% annualized management fee on assets financed using leverage in excess of 1.0x debt to equity.

Example 2: Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions

•	Year 1: $20 million investment made in Company A (“ Investment A ”), and $30 million investment made in Company B (“ Investment B ”).

•	Year 2: Investment A sold for $50 million and fair market value (“ FMV ”) of Investment B determined to be $32 million.

•	Year 3: FMV of Investment B determined to be $25 million.

•	Year 4: Investment B sold for $31 million.
The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•	Year 2: $5.25 million capital gains incentive fee, calculated as follows:
$30 million realized capital gains on sale of Investment A multiplied by 17.5%.

•	Year 3: None, calculated as follows: (5)
$4.375 million cumulative fee (17.5% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $5.25 million (previous capital gains fee paid in Year 2).

•	Year 4: $175,000 capital gains incentive fee, calculated as follows:
$5.425 million cumulative fee ($31 million cumulative realized capital gains ($30 million from Investment A and $1 million from Investment B) multiplied by 17.5%) less $5.25 million (previous capital gains fee paid in Year 2).
Alternative 2
Assumptions

•	Year 1: $20 million investment made in Company A (“ Investment A ”), $30 million investment made in Company B (“ Investment B ”) and $25 million investment made in Company C (“ Investment C ”).

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

•	Year 4: FMV of Investment B determined to be $35 million.

•	Year 5: Investment B sold for $20 million.
The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•
Year 2: $4.375 million capital gains incentive fee, calculated as follows:17.5% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B).

•	Year 3: $1.225 million capital gains incentive fee, calculated as follows:
$5.6 million cumulative fee (17.5% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $4.375 million (previous capital gains fee paid in Year 2).

•	Year 4: $525,000 capital gains incentive fee, calculated as follows:
$6.125 million cumulative fee (17.5% multiplied by $35 million cumulative realized capital gains) less $5.6 million (previous cumulative capital gains fee paid in Year 2 and Year 3).

•
Year 5: None $4.375 million cumulative fee (17.5% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $6.125 million (previous cumulative capital gains fee paid in Years 2, 3 and 4).

Note:

(5)
If the Investment Advisory Agreement is terminated on a date other than December 31 of any year, we may pay aggregate capital gain incentive fees that are more than the amount of such fees that would have been payable if the Investment Advisory Agreement had been terminated on December 31 of such year. This would occur if the fair market value of an investment declined between the time the Investment Advisory Agreement was terminated and December 31.

Board Approval of the Investment Advisory Agreement
In accordance with Section 15(a) and 15(c) of the Investment Company Act, the Board, including a majority of the Independent Directors, approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Company and the Investment Adviser on April 3, 2013. The Original Investment Advisory Agreement was amended on September 15, 2017 and August 6, 2018 after receipt of requisite Board and stockholders’ approvals, as applicable (as amended, the “Investment Advisory Agreement”). On May 4, 2023, the Board, including a majority of the Independent Directors, approved at an in-person
meeting the continuance of the Company’s Investment Advisory Agreement with the Investment Adviser for an additional one year term.
In its consideration of the Investment Advisory Agreement, the Board considered the information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by our Investment Adviser;

•	the investment performance of our Investment Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs, investment companies and other accounts, if any, of our Investment Adviser with similar investment objectives;

•	our projected operating expenses and expense ratio compared to BDCs, investment companies and other accounts, if any, of our Investment Adviser with similar investment objectives;

•	the costs of the services to be provided and profits to be realized by our Investment Adviser and its affiliates from the relationship with us;

•	the extent to which economies of scale would be realized as we continue to grow;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of our Investment Adviser; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
No single factor was determinative of the Board’s and the Independent Directors’ decisions to approve the Investment Advisory Agreement, but rather, the directors based their determination on the total mix of information available to them. Following consideration of the foregoing, the Board determined that the terms of the Investment Advisory Agreement are fair to, and in the best interests of, us and our stockholders.

Duration, Termination and Amendment
Unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board and by the vote of a majority of the Independent Directors. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The information in the section entitled “Proposal No. 1 Election of Directors—Certain Relationships and Related Party Transactions” in our 2024 Annual Proxy Statement is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The information in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in our 2024 Annual Proxy Statement is incorporated herein by reference. As of April 17, 2024, Carlyle Investment Management L.L.C. (“CIM”), which is directly and indirectly owned and controlled by various entities affiliated with The Carlyle Group, Inc. and an affiliated person of our Investment Adviser, beneficially owned 5,535,622 shares, or approximately 9.8%, of our common stock pursuant to Rule
13d-3(d)(1)
under the Exchange Act as a result of its right to convert its investment in our Preferred Stock into our common stock. The principal business address of CIM is 1001 Pennsylvania Ave NW, Suite 220 South, Washington, DC 20004.

DETERMINATION OF NET ASSET VALUE
In accordance with the procedures adopted by our Board, the NAV per share of our outstanding shares of common stock is determined by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our investments in accordance with the procedures described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Fair Value Measurements” in Part II, Item 7 of our 2023 Annual Report, which is incorporated herein by reference.
For further information on the fair value hierarchies, our framework for determining fair value, and the composition of our portfolio, see Note 3 to the consolidated financial statements in Part II, Item 8 of the 2023 Annual Report, which is incorporated herein by reference.

DESCRIPTION OF SECURITIES
This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law (“MGCL”) and on our charter (“Charter”) and bylaws. This summary is not intended to be complete, and we refer you to the MGCL and our Charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.
STOCK
Our authorized stock consists of 200,000,000 shares, par value $0.01 per share, 198,000,000 of which are currently designated as common stock and 2,000,000 of which are currently designated as preferred stock. 2,000,000 shares of our preferred stock are further classified as shares of Convertible Preferred Stock, Series A (the “Preferred Stock.”) There are no outstanding options or warrants to purchase our stock. Our common stock is listed on the NASDAQ Global Select Market under the symbol “CGBD.” No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.
Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor.
Shares of our common stock are not subject to any sinking fund and have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.
In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such t
i
me.
Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a maj
o
rity of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
The following are our outstanding classes of capital stock as of April 17, 2024:

Title of Class	Amount Authorized	(1) Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amounts Shown Under (1)
Common Stock	198,000,000	None	50,794,941
Preferred Stock	2,000,000	None	2,000,000

Preferred Stock
Our Charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to the issuance of shares of each class or series, the Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders.
However, any issuance of preferred stock must comply with the requirements of the Investment Company Act. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We currently have no plans to issue additional preferred stock, but may determine to do so in the future.
As of April 17, 2024, we had issued and outstanding 2,000,000 shares of Preferred Stock. The Preferred Stock ranks senior to our common stock with respect to the payment of dividends and distribution of assets upon liquidation. The Preferred Stock has a liquidation preference equal to $25 per share (the “Liquidation Preference”) plus any accumulated but unpaid dividends up to but excluding the date of distribution. Dividends are payable on a quarterly basis in an initial amount equal to 7.00% per annum of the Liquidation Preference per share, payable in cash, or at our option, 9.00% per annum of the Liquidation Preference payable in additional shares of Preferred Stock. After May 5, 2027, the dividend rate will increase annually, in each case by 1.00% per annum.
The Preferred Stock is convertible, in whole or in part, at the option of the holder of the Preferred Stock into the number of shares of common stock equal to the Liquidation Preference plus any accumulated but unpaid dividends, divided by an initial conversion price of $9.50, subject to certain adjustments to prevent dilution as set forth in the Articles Supplementary. At any time after May 5, 2023, we, with the approval of the Board of Directors, including a majority of the Independent Directors, will have the option to redeem all of the Preferred Stock for cash consideration equal to the Liquidation Preference plus any accumulated but unpaid dividends. The holders of the Preferred Stock will have the right to convert all or a portion of their shares of Preferred Stock prior to the date fixed for such redemption. At any time after May 5, 2027, the holders of the Preferred Stock will have the option to require us to redeem any or all of the then-outstanding Preferred Stock upon 90 days’ notice. The form of consideration used in any such redemption is at the option of the Board of Directors, including a majority of the Independent Directors, and may be cash consideration equal to the Liquidation Preference plus any accumulated but unpaid dividends, or shares of common stock. Holders also have the right to redeem the Preferred Stock upon a Change in Control (as defined in the Article Supplementary pursuant to which the Preferred Stock was designated).
Each holder of Preferred Stock is entitled to one vote on each matter submitted to a vote of our common stockholders. In addition, for so long as we are subject to the Investment Company Act, the holders of Preferred Stock, voting separately as a single class, have the right to elect two members of the Board of Directors at all times, and the balance of the directors will be elected by the holders of the common stock and the Preferred Stock voting together. As required by the Investment Company Act, the Preferred Stock has certain additional voting rights, as set forth in the Articles Supplementary.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The Charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors and executive officers that will provide the maximum indemnification permitted under Maryland law and the Investment Company Act.

Certain Provisions of the MGCL and Our Charter and Bylaws
The MGCL and our Charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms with their respective terms expiring at the successive annual meetings of stockholders, and in each case, the directors will serve until their successors are duly elected and qualify. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of our Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
As permitted by our Charter, our bylaws provide that a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our Charter and bylaws, our Board may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be increased or decreased only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve unless our bylaws are amended in which case we may have more than twelve directors but never less than one. Our Charter provides that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.
Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds
of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by a majority of our Board, the Chairman of the Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, convert or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain Charter amendments; (ii) any proposal for our conversion, whether by merger or otherwise, from a closed-end
company to an
open-end
company; (iii) any proposal for our liquidation or dissolution; or (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the MGCL requires to be approved by our stockholders. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our Charter and bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights
As permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board shall determine such rights apply.
Control Share Acquisitions
The MGCL, pursuant to the Maryland Control Share Acquisition Act (“Control Share Act”), provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds
of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of their increasing ranges of voting power. The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the Investment Company Act.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year
period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds
of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act (“MBCA”), provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons (as defined in the Investment Company Act). This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the MBCA only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the MBCA does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with Investment Company Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the MBCA, or any provision of our Charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.
Exclusive Forum
Our Charter and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the Charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware, provided that to the extent the appropriate court located in the state of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

DESCRIPTION OF PREFERRED STOCK
In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. As of April 17, 2024, we had issued and outstanding 2,000,000 shares of Preferred Stock. We may issue additional preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.
The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66
2
/
3
% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.
For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

•	the designation and number of shares of such class or series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

•	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such class or series;

•	any provisions relating to the redemption of the shares of such class or series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.
The features of the preferred stock are further limited by the requirements applicable to RICs (as defined below) under the Code.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of distributions to holders of our preferred stock will take priority over payment of distributions to our common stockholders. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the ap
p
licable series of preferred stock.

DESCRIPTION OF SUBSCRIPTION RIGHTS
GENERAL
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
EXERCISE OF SUBSCRIPTION RIGHTS
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DILUTIVE EFFECTS
Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current NAV per share, the rights offering may reduce our NAV per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES
We have in the past and may continue to issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
On December 30, 2019, we closed a private offering of $115.0 million in aggregate principal amount of 4.75% senior unsecured notes due December 31, 2024 and on December 11, 2020, we issued an additional $75.0 million aggregate principal amount of 4.50% senior unsecured notes due December 31, 2024 (together the “2024 Notes”). The interest rates of the 2024 Notes are subject to increase (up to an additional 1.00% over the stated rate of such notes) in the event that, subject to certain exceptions, the 2024 Notes cease to have an investment grade rating. The 2024 Notes are general unsecured obligations of ours that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.
On November 20, 2023, we completed a public offering of $85.0 million in aggregate principal of 8.20% senior unsecured notes due December 1, 2028 (the “2028 Notes” and together with the 2024 Notes, the “Senior Notes”). We may redeem the 2028 Notes in whole or in part at our option on our after December 1, 2025. The 2028 Notes are general unsecured obligations of ours that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.
The following are our outstanding debt securities as of April 17, 2024:

Title of Class	Aggregated Principal Amount Authorized	(1) Amount Held by us or for Our Account	Aggregated Principal Amount Outstanding Exclusive of Amounts Shown Under (1)
4.75% notes due 2024	115,000,000	None	115,000,000
4.50% notes due 2024	75.000.000	None	75.000.000
8.20% notes due 2028	85.000.000	None	85.000.000
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default-Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities is issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 150% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 150%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors
—
Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in Part I, Item 1A of ou
r 2023 Annual Report.
GENERAL
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the events of default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities.
CONVERSION AND EXCHANGE
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
Except as otherwise indicated in the applicable prospectus supplement, if any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book
-
entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
EVENTS OF DEFAULT
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

•	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

•
We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days.

•	Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”) (Section 315 of the Trust Indenture Act of 1939). If indemnity that is reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer to the trustee indemnity reasonably satisfactory to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book
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entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
MERGER OR CONSOLIDATION
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•	Immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
MODIFICATION OR WAIVER
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	materially adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect, including adding additional covenants or events of default. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “-Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance-Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book
-
entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
DEFEASANCE
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service (“IRS”) ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”
FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
RESIGNATION OF TRUSTEE
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
INDENTURE PROVISIONS—SUBORDINATION
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture. “Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
THE TRUSTEE UNDER THE INDENTURE
U.S. Bank Trust Company, N.A. (as successor to The Bank Of New York Mellon Trust Company, N.A) will act as the trustee under the indenture for our debt securities.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on a security denominated in a currency other than U.S. dollars would be required to render the judgment in the specified currency; however, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on a security denominated in a currency other than U.S. dollars, investors would bear currency exchange risk until judgment is entered, which could be a long time.
In courts outside of New York, investors may not be able to obtain judgment in a specified currency other than U.S. dollars. For example, a judgment for money in an action based on a
non-U.S.
dollar security in many other U.S. federal or state courts ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the currency in which any particular security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment.
BOOK
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ENTRY DEBT SECURITIES
The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.
DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic, computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at
www.dtcc.com
.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is, in turn, to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of the Direct and Indirect Participants.
DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF UNITS
The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.
The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement and any related free writing prospectus are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

DIVIDEND REINVESTMENT PLAN
We have an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, other than those stockholders who have “opted out” of the plan. Under the plan, if our Board authorizes, and we declare, a cash dividend or distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash.
Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan.
For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street, our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The plan administrator will maintain all participants’ accounts in the plan and furnish written confirmation of all transactions in the accounts. Shares in the account of each participant will be held by the plan administrator on behalf of the participant in book entry form in the plan administrator’s name or the plan administrator’s nominee. Those stockholders whose shares are held through a broker or other nominee may receive cash distributions by notifying their broker or nominee of their election. We intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods. See “Price Range of Common Stock and Distributions.”
We intend to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the NAV per share on the relevant valuation date. If the market value per share is less than the NAV per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise. If we are implementing the plan through the issuance of newly issued shares, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of our common stock on the relevant valuation date. If the plan administrator is purchasing common stock on behalf of participants to implement the plan, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the average purchase price per share of all shares of common stock purchased with respect to that dividend or distribution. Market price per share as of any date would be the closing price per share of our common stock on the primary exchange on which our common stock is traded or, if no sale is reported for such day on such exchange, at the average of the electronically reported bid and asked prices for that day. The number of shares of our common stock to be outstanding after giving effect to payment of a dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
The plan administrator’s fees under the plan are paid by us. If a participant elects to sell part or all of his, her or its shares and have the proceeds remitted to the participant, such request must first be submitted to the participant’s broker, who will coordinate with the plan administrator and who may deduct a per share brokerage commission from the proceeds.
Participants may terminate their accounts under the plan by notifying the plan administrator.
Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will generally be equal to the cash that would have been received if the stockholder had received the dividend or distribution in cash, unless we issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
We reserve the right to amend or terminate the plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. There is no direct service charge to participants with regard to purchases in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants. Notice will be sent to participants of any amendments as soon as practicable after such action by us.
All correspondence concerning the plan should be directed to the plan administrator by mail at State Street Corporation, Attention: Plan Administrator, 100 Huntington Ave., Copley Place Tower 2, Floor 3, Mail Code: CPH0255, Boston, MA 02116. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the dividend reinvestment plan to their broker or nominee.

REGULATION
The information in “Business—Regulation” in Part I, Item 1 of our 2023 Annual Report is incorporated herein by reference.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to an investment in shares of our common stock. This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, units, subscription rights or warrants. If we choose to issue preferred stock, debt securities, units, subscription rights or warrants , the material U.S. federal income tax considerations in relation to such securities will be addressed in the relevant prospectus supplement. This summary applies only to beneficial owners of our common stock that hold such common stock as capital assets.
This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, we have not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt
organizations, partnerships or other pass-through entities (including S corporations) and their owners, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market
method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts, RICs, U.S. persons with a functional currency other than the U.S. dollar,
non-U.S.
stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies,” and persons that hold our common stock as a position in a “straddle,” “hedge,” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed regulations, and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt
securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•
a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
For purposes of this discussion, a
“non-U.S.
stockholder” generally is a beneficial owner of the shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership (or entity or arrangement treated as a partnership) and certain determinations made at the partner level. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its own tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.
Taxation as a Regulated Investment Company
We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Instead, dividends we distribute generally will be taxable to the holders of our common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of our common stock. To qualify as a RIC, we must, among other things, meet certain source-of-income
and asset diversification requirements (as described below). In addition, we must distribute to our stockholders on an annual basis at least 90% of our investment company taxable income or ICTI (generally, our net ordinary income plus the excess of our realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year (the “Annual Distribution Requirement”). The following discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement for each taxable year.
In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”); and

•
diversify our holdings such that at the end of each quarter of our taxable year, at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

If we qualify as a RIC and satisfy the Annual Distribution Requirement, as we believe we will, then we will not be subject to U.S. federal income tax on the portion of our net taxable income that we timely distribute (or are deemed to timely distribute) to stockholders. We are subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
We intend to make distributions as additional shares of our common stock, unless you elect to “opt out” of our dividend reinvestment plan, in which case you will receive your distributions in cash. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the issuer limits the total amount of cash that may be distributed, provided that the limitation does not cause the cash to be less than 20% of the total distribution. We generally intend to pay distributions in cash to stockholders who have “opted out” of our dividend reinvestment plan. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, the levels of our cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. In no event will any stockholder that has “opted out” of our dividend reinvestment plan, in which case such stockholder will receive cash, receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
Stockholders receiving dividends in shares of our common stock will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to
non-U.S.
stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders were to determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirements (as defined below), we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets to make distributions, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions as described below. We intend to monitor our transactions, make the appropriate tax elections and make the appropriate entries in our books and records when we make any such investments in order to mitigate the effect of these rules.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed our investment company income, we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally do not pass through to the holders of its common stock. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to the holders of our common stock.
We may include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation, such as warrants or stock. Because such original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make distributions to the holders of our common stock in order to satisfy the Annual Distribution Requirements and/or the Excise Tax Distribution Requirement, even though we will have not received any corresponding cash payments. Accordingly, to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). However, under the Investment Company Act (and possibly certain debt covenants), we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation.” If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).
In addition, if we fail to distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year
period ending October 31 in that calendar year and (3) any undistributed ordinary income and capital gain net income for preceding years on which we paid no U.S. federal income tax less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), we will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.
Failure to Qualify as a RIC
If we failed to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If we failed to qualify for treatment as a RIC and such relief provisions do not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to the holders of our common stock. We would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other
non-corporate
U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. holders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.
Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying
year, we could be subject to U.S. federal income tax on any unrealized net built-in
gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the
5-year
period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such net built-in
gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.
Our Investments—General
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We have and intend to continue to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.
A portfolio company in which we invest may face financial difficulties that require us to work-out,
modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash
income. Any such transaction could also result in our receiving assets that give rise to non-qualifying
income for purposes of the 90% Gross Income Test or otherwise would not count toward satisfying the Diversification Tests.
Our investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by us.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market
at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “—Taxation as a Regulated Investment Company” above.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out
or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Gross Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Gross Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the holders of our common stock on such fees and income.
The remainder of this discussion assumes that we qualify as a RIC for each taxable year.
Taxation of U.S. Stockholders
The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions we pay to non-corporate
stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends received deduction available to corporations under the Code. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate
taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its shares of common stock. Since we expect to pay tax on any retained capital gains at the regular corporate tax rate, and since that rate may be in excess of the rate currently payable by individuals (and other non-corporate
U.S. stockholders) on long-term capital gains, the amount of tax that individual stockholders (and other non-corporate
U.S. stockholders) will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Any such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual and certain other
non-corporate
U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares, and a maximum U.S. federal income tax rate of 23.8% on their net taxable gain after taking into account the net investment income tax, discussed below. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21%% rate also applied to ordinary income.
Non-corporate
stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may currently deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate
U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We believe that we qualify as a publicly offered RIC and will continue to qualify as a publicly offered RIC for this and future tax years. We qualify as a publicly offered RIC if either (i) shares of our common stock are held by at least 500 persons at all times during a taxable year or (ii) shares of our common stock are treated as regularly traded on an established securities market. For any period that we are not considered to be a “publicly offered” RIC, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our Investment Adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder of our common stock that is an individual, trust or estate only for tax years of such U.S. stockholder beginning after 2025 and only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
Tax Shelter Reporting Regulations
If a U.S. stockholder recognizes a loss with respect to common stock of the Company of $2 million or more for a non-corporate
U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder generally must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Net Investment Income Tax
A
non-corporate
U.S. stockholder (other than certain trusts) generally will be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. holder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to our common stock, and net gain attributable to the disposition of our common stock (in each case, unless such common stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.
Taxation of
Non-U.S.
Stockholders
The following discussion applies only to
non-U.S.
stockholders. If you are not a
non-U.S.
stockholder, this discussion does not apply to you.
Whether an investment in shares of our common stock is appropriate for a
non-U.S.
stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a
non-U.S.
stockholder may have adverse tax consequences.
Distributions of our “investment company taxable income” to
non-U.S.
stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to
non-U.S.
stockholders directly) that are not effectively connected with such
non-U.S.
stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits. This withholding may be applied to reduce any future distributions to which you may be entitled. If the distributions are effectively connected with a U.S. trade or business of the
non-U.S.
stockholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold U.S. federal income tax if the
non-U.S.
stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a
non-U.S.
stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
Under Section 871(k) of the Code, certain properly designated dividends received by a
non-U.S.
stockholder are generally exempt from withholding of U.S. federal income tax where they (1) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the
non-U.S.
stockholder of our common stock are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). However, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding in the case of “qualified net interest income”, a
non-U.S.
stockholder must comply with applicable certification requirements relating to its
non-U.S.
status (including, in general, furnishing an IRS Form
W-8
or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary may withhold even if we designate the dividend as qualified net interest income or qualified short-term capital gain.
Non-U.S.
stockholders should contact their intermediaries with respect to the application of these rules to their accounts.
Actual or deemed distributions of our net capital gains to a stockholder that is a
non-U.S.
stockholder, and gains realized by a
non-U.S.
stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax or any withholding of such tax unless (a) the distributions or gains, as the case may be,

are effectively connected with a U.S. trade or business of the
non-U.S.
stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the
non-U.S.
stockholder in the United States), in which case the distribution or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally or, (b) in the case of an individual, the
non-U.S.
stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gain, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the
non-U.S.
stockholder is not considered a resident alien under the Code. In the case of shares held through an intermediary, the intermediary may withhold even if the distribution is attributable to our net capital gain.
Non-U.S.
stockholders should contact their intermediaries with respect to the application of these rules to their accounts.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a
non-U.S.
stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the
non-U.S.
stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the
non-U.S.
stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For a corporate
non-U.S.
stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).
Our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If a distribution is a distribution of our investment company taxable income and it is not exempt from withholding tax under one of the exceptions described above and is not effectively connected with a U.S. trade or business of the
non-U.S.
stockholder (or, if a treaty applies, is not attributable to a permanent establishment of the
non-U.S.
stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) would be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax
amount will be reinvested in shares of our common stock. If the distribution is effectively connected with a U.S. trade or business of the
non-U.S.
stockholder (or, if a treaty applies, is not attributable to a permanent establishment of the
non-U.S.
stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The
non-U.S.
stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the total dollar amount that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares would have a new holding period commencing on the day following the day on which the shares are credited to the
non-U.S.
stockholder’s account.
Non-U.S.
persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.
Certain Additional Tax Considerations
Information Reporting and Backup Withholding
U.S. stockholders.
Information returns will generally be filed with the IRS in connection with payments on our common stock and the proceeds from a sale or other disposition of our common stock. We may be required to withhold U.S. federal income tax (“backup withholding”) at currently applicable rates, from all taxable distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under backup withholding may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.
Non-U.S.
stockholders.
Generally, we must report to the IRS and to
non-U.S.
stockholders the amount of interest and dividends paid to the
non-U.S.
stockholder and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such dividend payments and any withholding may also be made available to the tax authorities in the country in which the holder resides under the provisions of an applicable tax treaty or agreement. In general, a
non-U.S.
stockholder will not be subject to backup withholding with respect to payments of dividends if (a) the
non-U.S.
stockholder provides its name and address, and certifies, under penalties of perjury, to the applicable withholding agent that it is not a U.S. person (which certification may be made on an IRS
W-8BEN
or
W-8BEN-E
(or successor form)) or (b) the
non-U.S.
stockholder holds our common stock through certain foreign intermediaries or certain foreign partnerships, and satisfies the certification requirements of applicable Treasury regulations. A
non-U.S.
stockholder will be subject to information reporting and, depending on the circumstances, backup withholding with respect to the proceeds of the sale or other disposition (including a redemption) of shares of our common stock within the United States or conducted through certain U.S.-related payors, unless the payor of the proceeds receives the statement described above or the
non-U.S.
stockholder otherwise establishes an exemption.
Withholding and Information Reporting on Foreign Financial Accounts
Under the Code and recently issued Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of any payments of dividends on our common stock paid to (i) a
non-U.S.
financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such
non-U.S.
financial institution agrees to verify, report and disclose its U.S. account holders and meets certain other specified requirements or (ii) a non-financial
non-U.S.
entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made,
non-U.S.
stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld. This withholding may be applied to reduce any future distributions to which you may be entitled. All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in our common stock.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our assets are held by State Street pursuant to a custody agreement. State Street also acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of State Street is One Heritage Drive, Floor 1, North Quincy, MA 02171.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.
Subject to policies established by the Company’s Board, the Investment Adviser is primarily responsible for the execution of any traded securities in the Company’s portfolio and the Company’s allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the Company and any other clients. In return for such services, the Company may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods.
We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
In connection with any offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions, and penalty bids in accordance with Regulation M under the Exchange Act.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•	Over-allotment involves sales by the underwriters of shares of our common stock in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position.

The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares of our common stock over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over-allotment option. In a naked short position, the number of shares of our common stock involved is greater than the number of shares in the over-allotment option. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares of our common stock in the open market.

•
Syndicate covering transactions involve purchases of our common stock in the open market after the distribution has been completed, in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares of our common stock available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option so that if there is a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares of our common stock in the open market after the pricing of any offering that could adversely affect investors who purchase in that offering.

•
Penalty bids permit the representatives of the underwriters to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

These stabilizing transactions, over-allotments, syndicate covering transactions, and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the Nasdaq Global Select Market or otherwise and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement. For more information regarding our derivative instruments, see Note 7 to our consolidated financial statements in our 2023 Annual Report, which is incorporated herein by reference.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities.

VALIDITY OF SECURITIES
The validity of the securities offered hereby will be passed upon for the Company by Sullivan & Cromwell LLP, New York, New York, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Carlyle Secured Lending, Inc. as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023 and the effectiveness of internal control over financial reporting as of December 31, 2023, incorporated in this prospectus by reference to the 2023 Annual Report have been audited by Ernst & Young LLP, 1775 Tysons Boulevard, Tyson, Virginia 22102, an independent registered public accounting firm, as stated in their reports thereon, incorporated herein by reference, have been incorporated in this prospectus and registration statement in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of Middle Market Credit Fund, LLC as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023 incorporated in this prospectus by reference to the 2023 Annual Report have been audited by Ernst & Young LLP, 1775 Tysons Boulevard, Tyson, Virginia 22102, an independent registered public accounting firm, as stated in their report thereon, incorporated herein by reference, have been incorporated in this prospectus and registration statement in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL
INFORMATION
We have filed with the SEC a registration statement on Form
N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.
We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.
We maintain a website (http://carlylesecuredlending.com/) and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. You may also obtain such information by contacting us by mail sent to the attention of the Secretary of the Company, Joshua Lefkowitz, at our principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or you can call us by dialing
212-813-4900.
The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following
e-mail
address: publicinfo@sec.gov.

INFORMATION INCORPORATED BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. This prospectus incorporates by reference the documents listed below:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2023;

•	Our Current Report on Form 8-K filed on March 4, 2024;

•	Our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 26, 2024 and

•
The description of our Common Stock referenced in our Registration Statement on Form 8-A
(No. 001-38111),
as filed with the SEC on June 9, 2017, as updated by Exhibit 4.2 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2023 and including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

We incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form
8-K
or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.
We will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus is delivered, upon written request of any such person, a copy of any or all of the documents that has been or may be incorporated by reference into this prospectus (excluding certain exhibits to the documents) at no cost. Any such request may be made by contacting us in writing at the following address:
Carlyle Secured Lending, Inc.
One Vanderbilt Avenue, Suite 3400
New York, NY 10017
Attn: Secretary of the Company, Joshua Lefkowitz
You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

Carlyle Secured Lending, Inc.
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

PART C

Other Information

Item	25. Financial Statements and Exhibits

(1) Financial Statements

The Report of Independent Registered Public Accounting Firm Ernst & Young LLP, dated February 26, 2024, and the audited consolidated financial statements of Carlyle Secured Lending, Inc. as of December 31, 2023 and 2022 and for the fiscal years ended December 31, 2023, 2022 and 2021 in our 2023 Annual Report, are incorporated herein by reference.

(2) Exhibits

(a)(1)	Articles of Amendment and Restatement(1)

(a)(1)	Articles of Amendment(13)

(a)(1)	Articles Supplementary of TCG BDC, Inc.(26)

(b)(1)	Amended and Restated Bylaws(2)

(b)(2)	First Amendment to the Amended and Restated Bylaws(14)

(c)	Not Applicable

(d)(1)	Form of Subscription Agreement for Private Offerings(3)

(d)(2)	Description of Registered Securities(15)

(d)(3)	Registration Rights Agreement, dated as of May 5, 2020, by and between TCG BDC, Inc. and Carlyle Investment Management L.L.C.(27)

(d)(4)	Indenture, dated November 20, 2023, between Carlyle Secured Lending, Inc., as Issuer, and U.S. Bank Trust Company, National Association (as successor to The Bank of New York Mellon Trust Company, N.A.), as Trustee.(34)

(d)(5)	First Supplemental Indenture, dated as of November 20, 2023, between Carlyle Secured Lending, Inc. and U.S. Bank Trust Company, National Association (as successor to The Bank of New York Mellon Trust Company, N.A.)(35)

(d)(6)	Indenture, dated as of June 26, 2015, between Carlyle GMS Finance MM CLO 2015-1 LLC, as issuer, and State Street Bank and Trust Company, as trustee.(9)

(d)(7)	Form T-1 Statement of Eligibility of U.S. Bank Trust Company, National Association.*

(d)(8)	Agreement of Resignation, Appointment and Acceptance, dated as of February 15, 2024, by and among Carlyle Secured Lending, Inc., U.S. Bank Trust Company, National Association, and The Bank of New York Mellon Trust Company, N.A.*

(e)	Dividend Reinvestment Plan for TCG BDC, Inc.(17)

(f)	Not Applicable

(g)	Second Amended and Restated Investment Advisory Agreement, dated August 6, 2018, by and between the Company and Carlyle Global Credit Investment Management L.L.C.(19)
(h)(1)	Form of Underwriting Agreement for Equity Securities(43)
(h)(2)	Form of Underwriting Agreement for Debt Securities(44)

(i)	Not Applicable

(j)	Custodian Agreement, dated March 21, 2012, between Carlyle GMS Finance, Inc. and State Street Bank and Trust Company, as custodian(16)

(k)(1)	Administration Agreement, dated as of April 3, 2013 by and between Carlyle GMS Finance, Inc. and Carlyle GMS Finance Administration L.L.C., as administrator(4)

(k)(2)	Form of Indemnification Agreement(5)

(k)(3)	Loan and Servicing Agreement, dated as of May 24, 2013, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(6)

(k)(4)	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 21, 2014 and Conformed through Amendment No. 10 dated as of August 31, 2023, among Carlyle Secured Lending, Inc., as borrower, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.(30)

(k)(5)	First Amendment to the Loan and Servicing Agreement, dated as of June 30, 2014, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(7)

(k)(6)	Second Amendment to the Loan and Servicing Agreement, dated as of June 19, 2015, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A. and Suntrust Robinson Humphrey, Inc., as joint lead arrangers(8)

(k)(7)	Collateral Management Agreement, dated as of June 26, 2015, by and between Carlyle GMS Finance MM CLO 2015-1 LLC, as issuer, and Carlyle GMS Investment Management L.L.C., as collateral manager(10)

(k)(8)	Contribution Agreement, dated as of June 26, 2015, by and between Carlyle GMS Finance, Inc., as the contributor, and Carlyle GMS Finance MM CLO 2015-1 LLC, as the contributee(11)

(k)(9)	Third Amendment to the Loan and Servicing Agreement, dated as of June 9, 2016, among Carlyle GMS Finance SPV LLC, as borrower, Carlyle GMS Finance, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agent and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A., as lead arranger(12)

(k)(10)	Fourth Amendment to the Loan and Servicing Agreement, dated as of May 26, 2017, among TCG BDC SPV LLC, as borrower, TCG BDC, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agents and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A., as lead arranger(18)

(k)(11)	Fifth Amended and Restated Limited Liability Company Agreement, dated as of April 20, 2023, between Carlyle GMS Finance, Inc. and Credit Partners USA LLC, as members(28)

(k)(12)	Fifth Amendment to the Loan and Servicing Agreement, dated as of August 9, 2018, among TCG BDC SPV LLC, as borrower, TCG BDC, Inc., as servicer and transferor, each of the Conduit Lenders, Liquidity Banks, Lender Agents and Institutional Lenders party thereto, Citibank, N.A. as collateral and administrative agent, Wells Fargo Bank, National Association, as account bank, backup servicer and collateral administrator, and Citibank, N.A., as lead arranger(20)

(k)(13)	First Supplemental Indenture, dated as of August 30, 2018, between Carlyle Direct Lending CLO 2015-1R LLC, as issuer, and State Street Bank and Trust Company, as trustee(21)

(k)(14)	Note Purchase Agreement, dated December 30, 2019, by and between TCG BDC, Inc. and the purchasers party thereto(22)

(k)(15)	First Supplement to Master Note Purchase Agreement dated as of December 8, 2020, by and between TCG BDC, Inc. and the purchasers party thereto(26)

(k)(16)	Omnibus Amendment No. 9, dated as of May 25, 2022, among Carlyle Secured Lending, Inc., as borrower, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and swingline lender.(27)

(k)(17)	Second Supplemental Indenture, dated as of June 30, 2023, between Carlyle Direct Lending CLO 2015-1R LLC, as issuer, and State Street Bank and Trust Company, as trustee.(29)

(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Carlyle Secured Lending, Inc.*

(l)(2)	Opinion and Consent of Sullivan & Cromwell LLP, counsel for Carlyle Secured Lending, Inc.*

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm for Carlyle Secured Lending, Inc. and Middle Market Credit Fund, LLC*

(o)	Consolidated Financial Statements of Middle Market Credit Fund, LLC for the years ended December 31, 2023 and 2022.(18)

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Code of Ethics for TCG BDC, Inc.(33)

(r)(2)	Code of Ethics for Carlyle Global Credit Investment Management L.L.C.(34)

(s)	Filing Fee Table*

99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings(35)

99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(36)

99.3	Form of Preliminary Prospectus Supplement For Debt Offerings(37)

99.4	Form of Preliminary Prospectus Supplement For Rights Offerings(38)

99.5	Form of Preliminary Prospectus Supplement For Warrant Offerings(39)

99.6	Form of Preliminary Prospectus Supplement For Unit Offerings(40)

99.7	Form of Preliminary Prospectus Supplement For Retail Notes Offerings(41)

99.8	Form of Preliminary Prospectus Supplement For Institutional Notes Offerings(42)

101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document*

101.SCH	Inline XBRL Taxonomy Extension Schema Document*

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document*

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document*

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document*

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)*

*	Filed herewith.

(1)	Incorporated by reference to Exhibit 3.1 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)
(2)	Incorporated by reference to Exhibit 3.2 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)
(3)	Incorporated by reference to Exhibit 4.1 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)
(4)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)
(5)	Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-12G/A filed by the Company on April 11, 2013 (File No. 000-54899)
(6)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on July 31, 2013 (File No. 814-00995)
(7)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 13, 2014 (File No. 814-00995)
(8)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)
(9)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)
(10)	Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)
(11)	Incorporated by reference to Exhibit 10.4 to the Company’s Form 10-Q filed by the Company on August 12, 2015 (File No. 814-00995)
(12)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on August 10, 2016 (File No. 814-00995)
(13)	Incorporated by reference to Exhibit 3.2 to the Company’s Form 10-K filed by the Company on March 22, 2017 (File No. 000-54899)
(14)	Incorporated by reference to Exhibit 3.4 to the Company’s Form 10-K filed by the Company on March 22, 2017 (File No. 000-54899)
(15)	Incorporated by reference to Exhibit 4.2 to the Company’s Form 10-K filed by the Company on February 26, 2024 (File No. 814-00995)
(16)	Incorporated by reference to Exhibit (j) to the Company’s Registration Statement on Form N-2 filed by the Company on May 19, 2017 (File No. 333-218114)
(17)	Incorporated by reference to Exhibit (e)(2) to the Company’s Form N-2 filed by the Company on June 5, 2017 (File No. 333-218114)
(18)	Incorporated by reference to Exhibit 99.1 to the Company’s Form 10-K filed by the Company on February 26, 2024 (File No. 814-00995)
(19)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on November 6, 2018 (File No. 814-00995)
(20)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on November 6, 2018 (File No. 814-00995)
(21)	Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed by the Company on November 6, 2018 (File No. 814-00995)

(22)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed by the Company on December 30, 2019 (File No. 814-00995)
(23)	Incorporated by reference to Exhibit 3.1 to the Company’s Form 10-Q filed by the Company on May 5, 2020 (File No. 814-00995)
(24)	Incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q filed by the Company on May 5, 2020 (File No. 814-00995)
(25)	Incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed by the Company on November 4, 2020 (File No. 814-00995)
(26)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed by the Company on December 11, 2020 (File No. 814-00995)
(27)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed by the Company on June 1, 2022 (File No. 814-00995)
(28)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on August 8, 2023 (File No. 814-00995)
(29)	Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed by the Company on August 8, 2023 (File No. 814-00995)
(30)	Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed by the Company on November 7, 2023 (File No. 814-00995)
(31)	Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed by the Company on November 20, 2023 (File No. 814-00995)
(32)	Incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed by the Company on November 20, 2023 (File No. 814-00995)
(33)	Incorporated by reference to Exhibit 14.1 to the Company’s Form 10-K filed by the Company on February 26, 2019 (File No. 814-00995)
(34)	Incorporated by reference to Exhibit 14.2 to the Company’s Form 10-K filed by the Company on February 26, 2019 (File No. 814-00995)
(35)	Incorporated by reference to Exhibit 99.1 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(36)	Incorporated by reference to Exhibit 99.2 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(37)	Incorporated by reference to Exhibit 99.3 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(38)	Incorporated by reference to Exhibit 99.4 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(39)	Incorporated by reference to Exhibit 99.5 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(40)	Incorporated by reference to Exhibit 99.6 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(41)	Incorporated by reference to Exhibit 99.7 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(42)	Incorporated by reference to Exhibit 99.8 to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(43)	Incorporated by reference to Exhibit (h)(1) to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)
(44)	Incorporated by reference to Exhibit (h)(2) to the Company’s Form N-2/A filed by the Company on February 12, 2018 (File No. 333-222096)

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

Item 27.	Other Expenses of Issuance and Distribution

SEC registration fee	$(1)
Accounting fees and expenses	$(2)
Legal fees and expenses	$(2)
Printing	$(2)
Miscellaneous fees and expenses	$(2)

Total	$(2)

(1)

Pursuant to Rule 456(b), Rule 457(r) and Rule 415(a)(6) under the Securities Act, the Registrant is deferring payment of the registration fee, except for $7,403.23 in unused registration fee that was previously paid with respect to unsold securities that the Registrant previously registered on Registration Statement File No. 333-222096 initially filed on December 15, 2017, which fee was carried forward to Registration Statement File No. 333-237661 filed on April 14, 2020 and Registration Statement File No. 333-255589 filed on April 29, 2021. Pursuant to Rule 457(o) under the Securities Act, the unused registration fee of $7,403.23 may be used to offset the registration fee payable pursuant to this Registration Statement.

(2)

These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28.	Persons Controlled by or Under Common Control with Registrant

Direct Subsidiaries

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Carlyle Direct Lending CLO 2015-1R LLC (Delaware)	100%
TCG BDC SPV LLC (Delaware)	100%

Each of our direct subsidiaries listed above is consolidated for financial reporting purposes.

In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the Prospectus.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock and each class of the Company’s senior securities (including bank loans) as of April 26, 2024.

Title of Class	Number of Record Holders
Common stock, par value $0.01 per share	20	(1)
Preferred Stock	1
Credit Facility	13
2015-1R Notes	13
2019 Notes	23
2020 Notes	6
2028 Notes	1

(1)	Including Cede & Co.

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Charter and bylaws also permit us to, with the approval of the Board or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser’s investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment adviser’s investment committee and certain of our officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment adviser’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court order indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Investment Adviser’s services under the Investment Advisory Agreement or otherwise as an Adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as Administrator for the Company.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management” and is otherwise incorporated by reference. Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77691), and is incorporated herein by reference.

Item 32.	Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Carlyle Secured Lending, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017;

(2)	the Transfer Agent, State Street Bank and Trust Company, One Heritage Drive, Floor 1, North Quincy, MA 02171;

(3)	the Custodian, State Street Bank and Trust Company, One Heritage Drive, Floor 1, North Quincy, MA 02171; and

(4)	the Investment Adviser, Carlyle Global Credit Investment Management L.L.C., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective registration statement.

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1), (a)(2) and (a)(3) above do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)

that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424, under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable

(5)

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 29th day of April 2024.

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Nelson Joseph and Joshua Lefkowitz, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2, including post-effective amendments to this Registration Statement and supplements to this Registration Statement, and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Carlyle Secured Lending, Inc.

By:	/s/ Justin V. Plouffe
Name:	Justin V. Plouffe
Title:	Director, Chief Executive Officer and President (principal executive officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Dated: April 29, 2024	By	/s/ Justin V. Plouffe
Justin V. Plouffe
Director, Chief Executive Officer and President (principal executive officer)

Dated: April 29, 2024	By	/s/ Thomas M. Hennigan
Thomas M. Hennigan
Chief Financial Officer (principal financial officer)

Dated: April 29, 2024	By	/s/ Nelson Joseph
Nelson Joseph
Treasurer (principal accounting officer)

Dated: April 29, 2024	By	/s/ Nigel D. T. Andrews
Nigel D. T. Andrews
Director

Dated: April 29, 2024	By	/s/ Leslie E. Bradford
Leslie E. Bradford
Director

Dated: April 29, 2024	By	/s/ Mark Jenkins
Mark Jenkins
Director

Dated: April 29, 2024	By	/s/ John G. Nestor
John G. Nestor
Director

Dated: April 29, 2024	By	/s/ Linda Pace
Linda Pace
Director and Chair of the Board

Dated: April 29, 2024	By	/s/ William H. Wright II
William H. Wright II
Director